UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ManTech International Corporation

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12015 Lee Jackson Highway

Fairfax, VA 22033-3300

April 1, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of ManTech International Corporation, which will be held at The Hyatt Fair Lakes, 12777 Fair Lakes Circle, Fairfax, VA 22033, on Wednesday, May 12, 2010, at 11 am (EDT).

We have provided details of the business to be conducted at the meeting in the accompanying Notice of Annual Meeting of Stockholders, proxy statement and form of proxy. We encourage you to read these materials so that you may be informed about the business to come before the meeting.

Your participation is important, regardless of the number of shares you own. In order for us to have an efficient meeting, please sign, date and return the enclosed proxy card promptly in the accompanying reply envelope. You can find additional information concerning our voting procedures in the accompanying materials.

We look forward to seeing you at the meeting.

Sincerely,

George J. Pedersen

Chairman of the Board and Chief Executive Officer

12015 Lee Jackson Highway

Fairfax, VA 22033-3300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 12, 2010

The 2010 Annual Meeting of Stockholders (Annual Meeting) of ManTech International Corporation, a Delaware corporation (the Company), will be held at The Hyatt Fair Lakes, 12777 Fair Lakes Circle, Fairfax, VA 22033, on Wednesday, May 12, 2010, at 11 am (EDT), for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To elect ten (10) persons as directors of the Company, each to serve for a term of one year, or until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2010; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on March 18, 2010 (Record Date) are entitled to vote at the Annual Meeting. A complete list of stockholders eligible to vote at the Annual Meeting will be available for examination by our stockholders during the ten days prior to the Annual Meeting, between the hours of 9 am and 5 pm (EDT), at the offices of the Company at 12015 Lee Jackson Highway, Fairfax, VA 22033-3300.

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, your vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the accompanying reply envelope, which requires no additional postage. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares are voted.

The proxy statement and form of proxy are being mailed on or about April 1, 2010.

By Order of the Board of Directors

George J. Pedersen

Chairman of the Board and Chief Executive Officer

Fairfax, Virginia

April 1, 2010

Important Notice Regarding Availability of Proxy Materials for ManTech’s

Annual Meeting of Stockholders to be Held on May 12, 2010:

The Proxy Statement, our Proxy Card and our Annual Report to Shareholders are available at

http://www.mantech.com/IR/SEC-Proxy.asp

12015 Lee Jackson Highway

Fairfax, VA 22033-3300

PROXY STATEMENT FOR

2010 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors (the Board) of ManTech International Corporation (the Company) is soliciting proxies to be voted at the 2010 Annual Meeting of Stockholders (Annual Meeting) to be held on Wednesday, May 12, 2010, at 11 am (EDT), at The Hyatt Fair Lakes, 12777 Fair Lakes Circle, Fairfax, VA 22033, and at any adjournments or postponements thereof.

The mailing address of our principal executive offices is 12015 Lee Jackson Highway, Fairfax, VA 22033-3300. This proxy statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being mailed to our stockholders on or about April 1, 2010 (Mailing Date).

GENERAL INFORMATION

The Board is soliciting proxies to be voted at the Annual Meeting. When we ask you for your proxy, we must provide you with a proxy statement that contains certain information specified by law.

At the Annual Meeting, we will ask you to consider and vote on the following matters:

1.	To elect ten (10) persons as directors of the Company, each to serve for a term of one year; and

2.	To ratify the appointment of Deloitte & Touche LLP to serve as our independent auditors for the fiscal year ending December 31, 2010.

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy, George J. Pedersen and Jeffrey S. Brown, with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their discretion and best judgment.

Record Date and Stockholders Entitled to Vote

Record Date	Stockholders as of the close of business on March 18, 2010 (Record Date) may vote at the Annual Meeting.

Our Stock	We have two classes of outstanding stock: our Class A common stock and our Class B common stock. As of March 18, 2010, a total of 36,127,624 shares were outstanding: 22,522,279 shares of Class A common stock and 13,605,345 shares of Class B common stock. Holders of Class A common stock are entitled to one vote for each share of Class A common stock they hold on the Record Date. Holders of Class B common stock are entitled to ten votes for each share of Class B common stock they hold on the Record Date.

Voting Requirements and Other Matters

Quorum	The holders of a majority in voting power of the common stock entitled to vote at the Annual Meeting must be present, either in person or by proxy, to constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are considered present at the meeting for purposes of determining whether a quorum is present.

Broker Non-Votes	If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. For the election of directors or any other proposal, if you do not give instructions, the broker may not vote your shares at all. When that happens, it is called a “broker non-vote.” If you do not give instructions for the ratification of auditors, the broker may vote your shares in its discretion.

How to Vote Your Shares	You can only vote your shares at the Annual Meeting if you are present either in person or by proxy.

If you vote by mail, you must sign and date each proxy card that you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return a proxy card that is not signed, then your vote cannot be counted. If you return a proxy card that is signed and dated, but you do not specify voting instructions, we will vote on your behalf for the election of the nominees for director listed below and for the ratification of the appointment of the independent auditors, in accordance with the Board’s recommendations.

You may vote your shares in person at the Annual Meeting. However, we encourage you to vote by proxy card even if you plan to attend the meeting.

Voting ESOP Shares	Stockholders who are current or former employees participating in our Employee Stock Ownership Plan (ESOP) and have shares of our stock allocated to their account as of the Record Date have the right to direct the plan trustee on how to vote their shares. If you do not send instructions to the plan trustee in a proper manner, or if the instructions are not timely received, the trustee will not vote the shares allocable to your account.

Votes Required for Approval	There are different vote requirements for the two proposals.

➢ Election of Directors	Each of the ten nominees for director who receive a plurality of the votes cast at the Annual Meeting will be elected. Because a plurality vote is required, broker non-votes will not affect the outcome of the vote on this matter – they are treated as neither votes for nor votes against the election of directors.

➢ Ratification of Auditors	The ratification of the appointment of Deloitte & Touche LLP (D&T) to serve as our independent auditors for the fiscal year ending December 31, 2010 will be approved if the votes cast for the proposal exceed those cast against the proposal. Abstentions and broker non-votes, are not considered “votes cast” on the proposal, and are excluded from the pool of shares that may be voted, and because they will be treated as unvoted for purposes of this proposal, will have the effect of neither a vote for nor a vote against the ratification of D&T to serve as our independent auditors.

Tabulation of Votes	Mr. Stuart Davis, our Executive Vice President – Strategy and Communications, has been appointed inspector of elections for the Annual Meeting. Mr. Davis will separately tabulate the affirmative votes, negative votes, abstentions and broker non-votes with respect to each of the proposals.

Voting Results	We will announce preliminary voting results at the Annual Meeting. We will disclose the final results on a Form 8-K that we file with the Securities and Exchange Commission (SEC) within four business days following the Annual Meeting.

Revoking Your Proxy	If you execute a proxy pursuant to this solicitation, you may revoke it at any time prior to its exercise by (i) delivering written notice to our Corporate Secretary at our principal executive offices before the Annual Meeting; (ii) executing and delivering a proxy bearing a later date to our Corporate Secretary at our principal executive offices; or (iii) voting in person at the Annual Meeting.

Ownership by Insiders

As of March 18, 2010, our directors and executive officers beneficially owned an aggregate of 328,943 shares of Class A common stock (such number includes shares of common stock that may be issued upon exercise of outstanding options that are currently exercisable or that may be exercised prior to May 17, 2010) and 13,605,345 shares of Class B common stock, which together constitute approximately 38.6% of our outstanding common stock and 86.0% of the voting control of common stock entitled to vote at the Annual Meeting.

Solicitation

The Board is making this solicitation of proxies on our behalf. In addition to the solicitation of proxies by use of the mail, our officers and employees may solicit the return of proxies by personal interview, telephone, email or facsimile. We will not pay additional compensation to our officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts.

We will request that brokerage houses and other custodians, nominees and fiduciaries forward our solicitation materials to beneficial owners of our common stock that is registered in their names. We will bear all costs associated with preparing, assembling, printing and mailing this proxy statement and the accompanying materials, the cost of forwarding our solicitation materials to the beneficial owners of our common stock, and all other costs of solicitation.

ELECTION OF DIRECTORS

PROPOSAL 1

General Information

During 2009, the Board held eight meetings. Our Board is currently comprised of ten members, each of whom serves for a one-year term that expires at the Annual Meeting.

The Board has nominated each of the current directors to serve as a director until the 2011 Annual Meeting of Stockholders. Each nominee named below is a current member of the Board, has agreed to stand for election and serve if elected, and has consented to be named in this proxy statement.

Substitute Nominees

If any nominee should become unavailable for election or is unable to be a candidate when the election takes place (or otherwise declines to serve), the persons named as proxies may use the discretionary authority provided to them in the proxy to vote for a substitute nominee designated by the Board. At this time, we do not anticipate that any nominee will be unable to be a candidate for election or will otherwise decline to serve.

Vacancies

Under our Amended and Restated Bylaws, the Board has the authority to fill any vacancies that arise, including vacancies created by an increase in the number of directors, or vacancies created by the resignation of a director. Any nominee so elected and appointed by the Board would hold office for the remainder of the term of office of all directors, which term expires annually at our annual meeting of stockholders.

Information Regarding the Nominees for Election as Directors

The name and age (as of the Mailing Date) of each nominee for election as director, as well as certain additional information concerning each nominee’s principal occupation, other affiliations and business experience during the last five years, are set forth below.

The Board has concluded that each of the incumbent directors should be nominated for re-election based on the specific experience, qualifications, attributes and skills identified in the biographical information below, in light of the Company’s business and structure.

Nominees for Election as Director

Name	Age	Director Since

George J. Pedersen	74	1968

Mr. Pedersen is a co-founder, Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Pedersen has served as a Director of ManTech since 1968, was appointed Chairman of the Board of Directors in 1979, and was named Chief Executive Officer in 1995. Mr. Pedersen was also President of the Company from 1995 until 2004. Mr. Pedersen has served on the board of directors of GSE Systems, Inc., an AMEX-listed company providing simulation and training solutions for the electric power, oil and gas and chemical process industries, since 1994. Mr. Pedersen is also on the board of directors of industry associations, including the National Defense Industrial Association (NDIA) and the Association For Enterprise Integration (AFEI).

Mr. Pedersen’s unparalleled knowledge of the Company and its operations, and his experience in providing innovative technologies and solutions for mission-critical national security programs to U.S. government customers for almost half a century, uniquely positions him to serve as the Company’s Chairman of the Board of Directors and Chief Executive Officer. In addition to his operational experience, Mr. Pedersen has an in-depth knowledge and understanding of the U.S. government’s mission requirements and related funding priorities.

Richard L. Armitage	64	2005

Mr. Armitage has served as a Director of ManTech since 2005. From 1995 to 2001, Mr. Armitage served on our Advisory Board. Since 2005, Mr. Armitage has served as President of Armitage International, L.C., which provides multinational clients with critical support in the areas of international business development, strategic planning, and problem-solving. From 2001 through 2005 he served as the Deputy Secretary of State, and prior to that assignment, he was President of Armitage Associates, L.C., a world-wide business and public policy firm. Beginning in the late 1980’s, Mr. Armitage held a variety of high-ranking diplomatic positions, including as Presidential Special Negotiator for the Philippines Military Bases Agreement; as Special Mediator for Water in the Middle East; as a Special Emissary to Jordan’s King Hussein during the 1991 Gulf War; and as an Ambassador, directing U.S. assistance to the new independent states of the former Soviet Union. Mr. Armitage has received numerous U.S. military decorations and has been awarded the Department of Defense Medal for Distinguished Public Service four times, and has received the Presidential Citizens Medal and the Department of State Distinguished Honor Award. Mr. Armitage currently serves on the board of directors of ConocoPhillips, a NYSE-listed international, integrated energy company.

Mr. Armitage brings to the Board significant leadership experience and industry expertise. Mr. Armitage has worked in the highest levels of the U.S. government, providing him with critical insight into the needs and operations of U.S. government intelligence, military and civilian agencies. His fifteen years of combined service on our Board and our Advisory Board, as well as his service on the board of directors of ConocoPhillips, gives him a significant understanding of the role of the Board and knowledge of the Company and its operations.

Name	Age	Director Since

Mary K. Bush	61	2006

Ms. Bush has served as a Director of ManTech since 2006. Ms. Bush founded Bush International, a global consulting firm in 1991. From 1989 to 1991, Ms. Bush served as Managing Director and Head of the Federal Housing Finance Board, the oversight body for the nation’s 12 Federal Home Loan Banks. Prior to 1989, Ms. Bush was the Vice President and Head of International Finance at the Federal National Mortgage Associate (Fannie Mae). From 1982 to 1984, Ms. Bush served as U.S. Alternate Executive Director of the International Monetary Fund (IMF), a position appointed by the President of the United States and confirmed by the Senate. In that capacity, she worked with the U.S. Treasury Department to formulate policy on IMF lending and global economic matters. Ms. Bush serves on the boards of directors of The Pioneer Family of Mutual Funds, Discover Financial Services, Marriott International, Inc. and UAL Corporation (United Airlines). Ms. Bush also previously served on the boards of directors of Brady Corporation, Briggs & Stratton Corporation, and MGIC Investment Corporation.

As an experienced financial and operational leader of numerous high profile institutions in a variety of industries, Ms. Bush brings a broad understanding of the operations and business and economic challenges of public companies. Ms. Bush has chaired or served on all significant standing committees of public company boards during her career. Ms. Bush has deep knowledge of financial and investment matters, and received her MBA in finance from the University of Chicago. Her background and experience, coupled with her service and leadership in government, affords Ms. Bush with a valuable perspective for service on our Board.

Barry G. Campbell	68	2002

Mr. Campbell has served as a Director of ManTech since 2002. From 1999 to 2001, Mr. Campbell served as a director, President and Chief Executive Officer of Allied Aerospace Industries, Inc., a Virginia-based aerospace and defense engineering firm. From 1993 to 1997, Mr. Campbell served as President and Chief Executive Officer of Vitro Corporation, the largest subsidiary of Tracor, Inc. In 1997 he served as Chairman and Chief Executive Officer of Tracor’s subsidiary, Tracor Systems Technologies, Inc. until the sale of Tracor, Inc. to GEC Marconi, plc in 1998.

As a former senior executive of public companies and companies in our industry, Mr. Campbell brings management experience, leadership capabilities, financial knowledge and business acumen to our Board. Mr. Campbell has a deep understanding of the Company and its operations, having served on our Board for eight years and chaired our Audit Committee since 2004. Mr. Campbell’s knowledge of our Company, and his financial and operational experience leading comparable companies in our industry through challenges and opportunities that we regularly face, make him a valued and important contributor to our Board.

Walter R. Fatzinger, Jr.	67	2002

Mr. Fatzinger has served as a Director of ManTech since 2002. Mr. Fatzinger joined ASB Capital Management, Inc., an asset management firm, in February 1999 and currently serves as director of the firm. Mr. Fatzinger served as Executive Vice President of Chevy Chase Bank, F.S.B., the parent of ASB Capital Management, Inc., from 1999 to 2002. Mr. Fatzinger currently serves on the board of directors of Optelecom, Inc., a Nasdaq-listed company and a manufacturer of communications products that transport data, video and audio over the internet and fiber-optic cable. Mr. Fatzinger currently serves as a director of Chevy Chase Trust Co. and ASB Capital Management, and is Chairman of the University of Maryland Foundation.

As a former leader of high-profile companies in the financial industry, Mr. Fatzinger brings to the Board a broad range of capabilities relating to the management, operation and financial performance of companies. He has led and overseen institutions throughout the many stages of a company’s lifecycle. Mr. Fatzinger also has a deep understanding of the Company and its operations, having served on our Board for eight years and chaired our Compensation Committee since 2004. This knowledge and his financial and operational experience make him a valued and important contributor to our Board.

Name	Age	Director Since

David E. Jeremiah	76	2004

Admiral Jeremiah (Retired) has served as a Director of ManTech since 2004. From 1994 to 2004, Admiral Jeremiah served on our Advisory Board. Admiral Jeremiah served as President, CEO and later Chairman of Technology Strategies & Alliances Corporation, a strategic advisory and investment banking firm engaged primarily in the aerospace, defense, telecommunications, and electronics industries. Admiral Jeremiah serves on the board of directors for a number of private and not for profit boards. He was also a member of many national security commissions, panels and boards. During his military career, Admiral Jeremiah earned a reputation as an authority on strategic planning, financial management and the policy implications of advanced technology. From 1990 to 1994, Admiral Jeremiah served as Vice Chairman of the Joint Chiefs of Staff for Generals Powell and Shalikashvili. He has previously served on the boards of directors of Alliant Technologies Inc. and Todd Pacific Shipyards, both NYSE listed companies.

Admiral Jeremiah brings to the Board broad and deep leadership experience and industry knowledge. Admiral Jeremiah has worked in the highest levels of the U.S. government, providing him with critical insight into the needs and operations of various U.S. government intelligence and military agencies. He has also worked extensively in the private sector within the Company’s industry. His over fifteen years of combined service on our Board and our Advisory Board, as well as his service on the board of directors of numerous other private and public companies, gives him a significant understanding of the role of the Board and knowledge of the Company and its operations.

Richard J. Kerr	74	2002

Mr. Kerr has served as a Director of ManTech since 2002. From 1994 to 2002, Mr. Kerr served as Chairman of our Advisory Board. From 1996 to 2001, Mr. Kerr served as President of the Security Affairs Support Association, an organization composed of government and industry members that is focused on national security policy. Prior to that, Mr. Kerr worked at the Central Intelligence Agency for 32 years, including as Deputy Director for Central Intelligence. Mr. Kerr headed a small team that assessed intelligence produced prior to the Iraq war, at the request of the Secretary of Defense and Director of Central Intelligence. He currently serves on a commission responsible for monitoring compliance with the Belfast Treaty (Good Friday Agreement). Mr. Kerr currently serves on the board of directors of BAE Systems, NA. He also previously served on the boards of directors of MITRE Corporation and LexisNexis.

Mr. Kerr brings to the Board significant leadership experience and industry knowledge, particularly within the Intelligence Community. His continued involvement in the formation of the nation’s security policies has ensured his continued expertise in this area. His over fifteen years of combined service on our Board and our Advisory Board, as well as his service on the boards of directors of other high-profile companies in our industry, gives him a significant understanding of the role of the Board and knowledge of the Company and its operations and the markets it serves. His familiarity with and knowledge of issues relating to the operation of certain Company business activities involving programs designated as classified by the U.S. government gives him the background to chair our Special Programs Oversight Committee.

Name	Age	Director Since

Kenneth A. Minihan	66	2006

Lt. Gen. Minihan (Retired) has served as a Director of ManTech since 2006. Since 2002, Lt. Gen Minihan serves as Managing Director of the Homeland Security Fund for Paladin Capital Group. From 1999-2002, Lt. Gen. Minihan served as President of the Security Affairs Support Association. Lt. Gen. Minihan served for over 33 + years in the Air Force, serving from 1996 to 1999 as the 14th Director of the National Security Agency/Central Security Service. From 1995 to 1996 he was a Director of the Defense Intelligence Agency. Lt. Gen. Minihan is a Founder of the Intelligence and National Security Alliance in Washington, D.C., and serves on the boards of directors of BAE Systems, NA, Verint Systems, Inc., Lucent Government Solutions, and Lexis Nexis Special Services Inc.

Lt. Gen. Minihan brings to the Board an impressive mix of military, government, business and investment experience in the Company’s industry. His position as Managing Director of the Homeland Security Fund for Paladin Capital Group also gives Lt. Gen. Minihan keen insight into merger and acquisition activity within our industry. Lt. Gen. Minihan’s industry knowledge is supplemented by his experience serving on numerous other public company boards, and as a result he has deep understanding of the role of the Board and the Company and its addressable markets.

Stephen W. Porter	71	1991

Mr. Porter has served as a Director of ManTech since 1991. Mr. Porter is Senior Counsel with the law firm of Arnold & Porter, where he has practiced law since June 1993, focusing on real estate, tax and corporate law. Mr. Porter became a certified public accountant in 1961. Mr. Porter currently serves on the Executive Committee and is currently serving his second term as Chairman of the Board of the District of Columbia Chamber of Commerce. From 1992 to 1994, he served as a member of the Advisory Board of the Center for Strategic and International Studies, a non-partisan public policy institute. In 2007, President Bush appointed Mr. Porter as a Trustee of the National Council on the Arts.

Mr. Porter is the Company’s longest standing non-employee director, having served on the Board for two decades. Mr. Porter brings to the Board historical knowledge about the Company and its operations. In his role on the Board, he has helped guide the Company through its most transformative stages of growth, including the Company’s initial public offering and its acquisitive activity. Mr. Porter also provides the Board with the benefit of significant legal experience and knowledge regarding a public company’s corporate governance activities, and in this regard adds important diversity of experience to the Board.

Lawrence B. Prior, III	54	2009

Mr. Prior was named President and Chief Operating Officer of ManTech and was elected as a Director of the Company in June 2009. Before joining ManTech, Mr. Prior served in several executive positions at SAIC, Inc., a company with approximately 45,000 employees and $10 billion in annual revenue, including positions as Chief Operating Officer of SAIC (from October 2007 to June 2009); President of SAIC’s Intelligence, Security & Technology Group (from February 2005 to September 2007); and Senior Vice President, Federal Systems (from September 2004 to February 2005). Before that, Mr. Prior served as Chief Financial Officer and then President and Chief Executive Officer of LightPointe Communications, Inc.

Mr. Prior brings to the Board extensive operational and leadership experience and domain knowledge applicable to companies in our industry. He provides important management experience, leadership capabilities, financial knowledge and business acumen to our Board. Mr. Prior has a robust knowledge of the challenges and opportunities presented to the Company and an in-depth knowledge of the Company’s addressable markets. From his past and current experience, he brings a unique operational perspective to the Board.

The Board recommends that you vote “FOR” the election of each of the director nominees listed above. All proxies executed and returned will be voted “FOR” all of the director nominees unless the proxy specifies otherwise.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has established and adopted guidelines that it follows in matters of corporate governance (Corporate Governance Guidelines). These Corporate Governance Guidelines assist the Board in the exercise of its responsibilities and provide a framework for the efficient operation of our Company, consistent with the best interests of our stockholders and applicable legal and regulatory requirements. The Nominating and Corporate Governance Committee reviews and reassesses the adequacy of the Corporate Governance Guidelines on an annual basis. We have posted a current copy of our Corporate Governance Guidelines, which was last amended in January 2010, on the “Corporate Governance” page in the Investor Relations section of our website at www.mantech.com (our Website).

We have also made available on the Corporate Governance page of our Website a number of other important documents related to our governance practices, including:

➢	Charters of all six of our standing Board Committees;
➢	Certificate of Incorporation and Bylaws;
➢	Code of Ethics (Standards of Ethics and Business Conduct);
➢	Related Party Transactions Policy;
➢	Stock Option Grant Policy; and
➢	Formal policy regarding the consideration of director candidates recommended by stockholders.

We will also make these materials available in print format to any requesting stockholder.

Director Independence

The Board is comprised of a majority of directors who are independent from management. Each of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is comprised entirely of independent directors.

The Board has conducted an evaluation of director independence, based on the independence standards applicable to Nasdaq-listed companies and applicable SEC rules and regulations. In the course of the Board’s evaluation of the independence of each non-management director, the Board considered any transactions, relationships and arrangements between each such director (or any member of his or her immediate family) and the Company and its subsidiaries and affiliates. The purpose of this evaluation was to determine whether any relationships or transactions exist that could be inconsistent with a determination by the Board that the director has no relationship that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

As a result of this evaluation, the Board has affirmatively determined that the following directors nominated for election at the Annual Meeting are independent of the Company and its management under the above referenced standards and regulations: Mary K. Bush, Barry G. Campbell, Walter R. Fatzinger, Jr., David E. Jeremiah, Richard J. Kerr, Kenneth A. Minihan, and Stephen W. Porter.

The Board determined that George J. Pedersen, our Chairman and Chief Executive Officer, and Lawrence B. Prior, III, our President and Chief Operating Officer, are not independent because they are employed by the Company.

The Board determined that Richard L. Armitage is not independent because his brother-in-law is a partner with the Company’s independent auditors, Deloitte & Touche LLP.

Audit Committee Member Qualifications and Audit Committee Financial Expert

Our Audit Committee operates under a written charter that is available on the Corporate Governance page of our Website. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis. The charter was most recently revised and amended in March 2010.

The Board annually reviews the qualifications of our Audit Committee members in light of the Nasdaq listing standards’ definition of independence for audit committee members and applicable SEC rules and regulations. The Board has determined that each member of our Audit Committee is independent, as director independence is specifically defined with respect to audit committee members under the Nasdaq listing standards and applicable SEC rules and regulations.

The Board has also determined that the Company has at least one audit committee financial expert serving on the Audit Committee. The Board has identified Messrs. Campbell and Fatzinger as members of the Audit Committee who (i) qualify as an “audit committee financial expert” under applicable SEC rules and regulations governing the composition of the Audit Committee, and (ii) satisfy the financial sophistication requirement of the Nasdaq listing standards.

Communication with Directors

We believe that it is important for our stockholders to be able to communicate their concerns to our Board. Stockholders may correspond with any director, committee member, or the Board of Directors generally, by writing to the following address: ManTech International Corporation Board of Directors, 12015 Lee Jackson Highway, Fairfax, VA 22033-3300, Attention: Corporate Secretary. Please specify to whom your correspondence should be directed. Our Corporate Secretary has been instructed to promptly forward all correspondences to the relevant director, committee member, or the full Board of Directors, as indicated in your correspondence.

Board Leadership Structure

The Board believes that no single leadership model is right for all companies at all times. Depending on the circumstances, different leadership models might be appropriate. Our Corporate Governance Guidelines do not require the role of Chief Executive Officer and Chairman of the Board to be separate or combined. The Board’s policy as to whether the role of the Chief Executive Officer and Chairman of the Board should be separate or combined is to adopt the practice that best serves the Company at any point in time. The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, and has coupled this with a Presiding Independent Director to further strengthen our governance structure. The Board believes this provides an effective and efficient leadership model for the Company at this time. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.

Because we have combined the Chairman and CEO roles, pursuant to our Corporate Governance Guidelines, our independent directors have designated Mr. Campbell to serve as the Presiding Independent Director. Mr. Campbell’s duties as Presiding Independent Director include:

➢	Coordinating the activities of the independent directors (or non-management directors, in certain circumstances);
➢

Calling for meetings or sessions of the independent directors (or non-management directors, in certain circumstances); the Board regularly holds these executive sessions after the adjournment of Board meetings;

➢	Presiding at executive sessions and coordinating the agenda for such sessions;
➢	Facilitating communications and functioning as principal liaison on Board-wide issues between the independent directors and the Chairman of the Board; and
➢	When necessary, recommending the retention of outside advisors and consultants who report directly to the Board.

Board’s Role in Risk Oversight

The Board oversees the management of the risks inherent in the operation of the Company’s business. The Board oversees the management of risk principally through the Audit Committee. Among other activities, the Audit Committee oversees the Company’s enterprise risk management program. The Board has delegated the responsibility for oversight of certain of the Company’s business activities, particularly those designated as classified by the U.S. government or which otherwise present a potential significant risk to the Company, to its Special Programs Oversight Committee. Additionally, the Compensation Committee is responsible for overseeing the assessment of risks associated with the Company’s compensation policies and programs. Each of these committees receives and discusses reports regularly with members of management who are responsible for applicable day-to-day risk management functions of the Company.

Director Attendance at Annual Meeting of Stockholders

We invite all of our directors to attend our annual meeting of stockholders, and we strongly encourage all of them to do so. In furtherance of this policy, we have scheduled one of our regularly scheduled Board meetings on the same day as the Annual Meeting. In 2009, all of our directors attended our annual meeting of stockholders.

Director Nominations

The Nominating and Corporate Governance Committee, which is comprised entirely of independent directors, is responsible for reviewing the qualifications of potential director nominees and then recommending director candidates for nomination by the Board. Our Nominating and Corporate Governance Committee operates under a written charter that is available on the Corporate Governance page of our Website.

The Nominating and Corporate Governance Committee generally identifies and attracts candidates through its own efforts, and it believes that this method has been effective. However, if in the future the Board determines that it is in the Company’s best interest to use the services of a consultant or a search firm to assist with the identification and selection process, it will do so.

We do not have a formal policy regarding the consideration of diversity in identifying potential director nominees. However the Nominating and Corporate Governance Committee may consider diversity in its broadest sense when evaluating candidates. Our Corporate Governance Guidelines direct that the evaluation of nominees should include (but not be limited to) an assessment of whether a nominee would provide the Board with a diversity of viewpoints, backgrounds, experiences, and other demographics.

The Nominating and Corporate Governance Committee has a policy regarding the consideration of director candidates recommended by our stockholders (Nominations Policy). The Nominations Policy describes the circumstances pursuant to which the Nominating and Corporate Governance Committee will consider Board candidates recommended by our stockholders. The Nominations Policy also describes the procedures to be followed by such stockholders in submitting their recommendations. We have made the Nominations Policy available on the Corporate Governance page of our Website.

Generally, the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders who beneficially own at least 1% of our outstanding stock at the time of recommendation (Qualifying Stockholder). Qualifying Stockholders wishing to recommend candidates to the Nominating and Corporate Governance Committee may do so by submitting a completed Stockholder Recommendation of Candidate for Director Form (Recommendation Form), which is embedded in the Nominations Policy posted on our Website.

Qualifying Stockholders wishing to recommend a nominee for election as director at the next annual meeting of stockholders must submit their completed Recommendation Form at least 120 days in advance of the one-year anniversary of the date of the mailing of this proxy statement. The Nominating and Corporate Governance Committee will only evaluate a candidate if he or she has indicated a willingness to serve as a director and cooperates with the evaluation process.

Code of Ethics

In January 2010, we revised our Standards of Ethics and Business Conduct, which sets forth the policies comprising our code of conduct. Our policies satisfy the SEC’s requirements for a “code of ethics” applicable to our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, as well as Nasdaq’s requirements for a code of conduct applicable to all directors, officers and employees. Among other principles, our Standards of Ethics and Business Conduct includes guidelines relating to the ethical handling of actual or potential conflicts of interest, compliance with laws, accurate financial reporting, and procedures for promoting compliance with (and reporting violations of) such standards. A copy of our Standards of Ethics and Business Conduct is available on the Corporate Governance page of our Website. We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. We intend to use our Website as a method of disseminating this disclosure, as permitted by applicable SEC rules.

BOARD OF DIRECTORS

AND COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board of Directors

The Board currently has six standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Retirement Plan Committee, Special Programs Oversight Committee, and Executive Committee.

The Board may establish other committees from time to time. A more detailed discussion of each committee’s composition, purpose, objectives, authority and responsibilities can be found in its charter, which we make available on the Corporate Governance page of our Website.

Audit Committee

The primary functions of the Audit Committee are to oversee (i) the integrity of our financial statements, (ii) our accounting and financial reporting processes, and (iii) audits of our financial statements. The Audit Committee was established in accordance with applicable provisions of the Securities Exchange Act of 1934, as amended (Exchange Act). All of our Audit Committee members have a working familiarity with basic finance and accounting practices, and qualify as independent directors within the meaning of applicable NASDAQ listing standards and SEC rules and regulations. During 2009, the Audit Committee held five meetings. The Audit Committee is currently comprised of three directors: Messrs. Campbell, Fatzinger, and Kerr. Mr. Campbell serves as Chairman of the Audit Committee.

Compensation Committee

The primary functions of the Compensation Committee are to (i) oversee the determination, implementation and administration of the remuneration (including salary, incentive cash payments and bonuses, equity compensation and perquisites) of all directors and executive officers of the Company, (ii) review and approve all equity compensation to be paid to other Company employees, and (iii) administer the Company’s stock-based compensation plans. The Company’s processes and procedures for the consideration and determination of director and executive compensation (including the roles of the Compensation Committee, management and the Compensation Committee’s independent compensation consultant) are discussed below under the sections “Compensation of Non-Employee Directors” and “Compensation Discussion and Analysis,” respectively.

As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program on the Company’s risk profile. In this regard, the Compensation Committee oversees management’s evaluation of whether the Company’s employee compensation policies and programs pose any risks that are reasonably likely to have a material adverse effect on the Company. In conducting this evaluation, management reviews the Company’s overall compensation structure and may take into account such factors as the overall mix of compensation, the performance metrics that are used under the Company’s employee incentive programs, the length of the performance periods under such programs, and the overall relationship of the Company’s compensation programs to the Company’s business risk. At the Compensation Committee’s direction, management undertakes such a review annually, or whenever the Company considers new compensation policies or programs for its employees. Management reports to the Compensation Committee any finding that a risk related to the Company’s compensation structure exists, as well as reports any factors which may mitigate the risk posed by the particular compensation policy or program. Based on this review, the Company concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

All members of the Compensation Committee are independent directors, within the meaning of applicable Nasdaq listing standards and SEC rules and regulations. All committee members also qualify as “non-employee directors” under Section 16 of the Exchange Act, and as “outside directors” under Section 162(m) of the Internal Revenue Code. During 2009, the Compensation Committee held eight meetings. Management attends those meetings, and the Compensation Committee also meets in executive session without management present. The Compensation Committee is currently comprised of three directors: Messrs. Fatzinger, Campbell and Jeremiah. Mr. Fatzinger serves as chairman of the Compensation Committee.

Nominating and Corporate Governance Committee

The two primary functions of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to become members of the Board and recommend persons for the Board to select as nominees for election to the Board, and (ii) to oversee the Company’s corporate governance policies and procedures, and develop and review periodically the Company’s Corporate Governance Guidelines. All members of the Nominating and Corporate Governance Committee are independent directors, within the meaning of applicable Nasdaq listing standards and SEC rules and regulations. During 2009, the Nominating and Corporate Governance Committee held three meetings. The Nominating and Corporate Governance Committee is currently comprised of four directors: Messrs. Porter, Campbell, Kerr and Minihan. Mr. Porter serves as chairman of the Nominating and Corporate Governance Committee.

Retirement Plan Committee

The primary function of the Retirement Plan Committee is to oversee the activities of a management committee that administers the Company’s tax-qualified and non-qualified retirement plans. In 2009, the Retirement Plan Committee held four meetings. The Retirement Plan Committee is currently comprised of four directors: Messrs. Fatzinger, Armitage and Campbell, and Ms. Bush. Mr. Fatzinger serves as chairman of the Retirement Plan Committee.

Special Programs Oversight Committee

The Board formed the Special Programs Oversight Committee for the purpose of providing oversight of certain of the Company’s business activities involving programs designated as classified by the U.S. government and related matters. The Special Programs Oversight Committee may also review programs that, in its judgment, present a potential significant risk to the Company. In 2009, the Special Programs Oversight Committee held two meetings. The Special Programs Oversight Committee is currently comprised of six directors: Messrs. Kerr, Armitage, Jeremiah, Minihan, Pedersen, and Prior. Mr. Kerr serves as chairman of the Special Programs Oversight Committee.

Executive Committee

The Executive Committee was established for the purpose of assisting the Board in fulfilling its oversight responsibilities. The Executive Committee is authorized to exercise the powers of the Board in managing the affairs of the Company during intervals between Board meetings, when Board action is necessary or desirable but convening a special Board meeting is not warranted or practical. In 2009, the Executive Committee held one meeting. Currently, the Executive Committee is comprised of three directors: Messrs. Pedersen, Armitage and Fatzinger. Mr. Pedersen serves as the chairman of the Executive Committee.

Attendance at Board and Committee Meetings

During 2009, each of our incumbent directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which such director served (during the period that such person served as a director or committee member, as applicable).

Compensation of Non-Employee Directors

Our Compensation Committee sets compensation for the Company’s non-employee directors. The Compensation Committee generally reviews non-employee director compensation on an annual basis. In conducting this review, the Compensation Committee receives input on market trends on non-employee director compensation from its independent compensation consultant, including with respect to the Company’s peer group; however, the Committee does not target non-employee director compensation at any particular percentile or percentile range of the market data. A significant portion of the non-employee directors’ compensation is payable in the form of stock-based compensation, in order to align the interests of the directors with those of the Company’s shareholders.

We do not compensate Messrs. Pedersen and Prior for their service on the Board or any committee of the Board. In certain circumstances, members of the Board may receive reimbursement for certain expenses incurred in connection with attending Board or committee meetings. For the current Board term (which began in May 2009), the Compensation Committee decided not to make any changes to the non-employee director compensation levels from those approved for the prior Board term. The compensation paid in 2009 to the non-employee directors for their services are reflected in the tables that follow.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The tables and footnotes below reflect the compensation and other fees paid in 2009 to our non-employee directors for their services.

Name	Fees Earned or Paid in Cash [1] ($)	Option Awards [2] ($)	Total ($)
Richard L. Armitage	83,500	117,600	201,100
Mary K. Bush	65,500	117,600	183,100
Barry G. Campbell	127,000	117,600	244,600
Walter R. Fatzinger, Jr.	127,000	117,600	244,600
David E. Jeremiah	77,500	117,600	195,100
Richard J. Kerr	90,500	117,600	208,100
Kenneth A. Minihan	73,000	117,600	190,600
Stephen W. Porter	77,000	117,600	194,600

[1]	The following table presents the compensation we currently pay to our non-employee directors for their service on our Board and our various standing committees of the Board:

	Annual Retainer (Director/ Member)	Additional Annual Retainer (Chairperson)	Meeting Fee
Board of Directors	$50,000	N/A	$1,500 for each meeting that is attended
Audit Committee	$12,500	$20,000	$1,500 for each meeting in excess of 4 per year
Compensation Committee	$7,500	$10,000	$1,500 for each meeting in excess of 4 per year
Nominating and Corporate Governance Committee	$7,500	$7,500	$1,500 for each meeting in excess of 4 per year
Retirement Plan Committee	$5,000	$5,000	$1,500 for each meeting in excess of 4 per year
Special Programs Oversight Committee	$5,000	$5,000	$1,500 for each meeting in excess of 4 per year
Executive Committee	$10,000	N/A	$1,500 for each meeting in excess of 4 per year
Presiding Independent Director	$5,000	N/A	N/A

[2]

The amounts in this column reflect the aggregate grant date fair value of the stock option award granted on August 3, 2009, as computed in accordance with ASC Topic 718, Compensation – Stock Compensation. See Note 10 to the Financial Statements in ManTech’s 2009 Annual Report on Form 10-K for the valuation method for options granted in 2009. In 2009, each non-employee director received a grant of stock options for 7,500 shares of Class A Common Stock, with an exercise price of $54.16 per share (the closing price of our common stock on the Nasdaq stock market on the date of grant, August 3, 2009). The non-employee directors had options outstanding as of December 31, 2009 as follows: Mr. Armitage (29,500), Ms. Bush (25,833), Mr. Campbell (21,667), Mr. Fatzinger (49,500), Mr. Jeremiah (42,500), Mr. Kerr (49,500), Mr. Minihan (32,500), and Mr. Porter (49,500).

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis that follows this report. Based on that review and the discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into the Company’s Form 10-K.

Compensation Committee Members

Walter R. Fatzinger, Jr., Chair

Barry G. Campbell

Adm. David E. Jeremiah, USN Ret.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis contains statements regarding individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation program. These targets and goals are not statements of our expectations or estimates of results or other guidance. Investors should not apply the targets and goals to any other context.

Our Compensation Philosophy

Our Company operates in a competitive, dynamic and specialized industry. Our industry presents growth opportunities for companies with the right employees. We believe that in order to compete effectively in this industry, we must attract and retain highly-qualified and able executives who often possess special talents, credentials and experience. Both inside and outside our executive group, our unique business environment also requires us to obtain the services of employees with the highest security clearances issued in the U.S., and the competition for the services of these employees is intense.

Our compensation philosophy supports our key business objectives of creating value for, and promoting the interests of, our stockholders. In order to align the interests of our executives with those of our stockholders, we believe that our executive compensation programs must provide our executive officers with competitive compensation opportunities, based upon both their contribution to the development and financial success of the Company and their personal performance.

Specifically, we believe that our executive compensation programs should:

➢	Reflect the competitive marketplace, so we are able to attract, retain and motivate talented executives;

➢

Be tied in substantial part to financial performance, so that our executives are held accountable through their compensation for the business performance of the Company and (if applicable) the business groups for which they are responsible, with prudent risk management;

➢

Appropriately balance short- and long-term incentives, with target levels based on role or level of contribution, and have a substantial portion of the total target compensation for the senior executive team focused on long-term performance;

➢	Align the interests of management with shareholders through grants of stock options or other stock-based compensation; and

➢	Use qualitative factors beyond the quantitative financial metrics as a consideration in the determination of individual executive compensation payments.

The Compensation Committee is primarily responsible for setting the compensation of our executive officers. Our Compensation Committee has not delegated any of its authority to set the compensation of our executive officers. Management is primarily responsible for setting the compensation of other employees, including our non-executive officers.

Types of Compensation That We Pay Our Executives

Our compensation program is grounded in three principal types of compensation: base salary, annual cash incentive payments, and stock-based compensation (historically, this has been in the form of stock options). While we do pay some compensation through employee benefits and perquisites, these forms of compensation generally do not represent a significant portion of the total compensation we pay our executives.

Base Salary

We pay our executive officers base salaries that reflect the requirements of the marketplace. A reasonable salary is part of a well-rounded compensation program. The salary for individual executives substantially reflects our evaluation of the salary levels in effect for comparable positions within and outside of our industry. We also take into account the individual executive’s experience, base salary in the prior year, personal performance, internal base salary comparability considerations, and (if applicable) the size of the business group for which the executive is responsible. The consideration given to each of these factors differs from individual to individual, as deemed appropriate.

Annual Executive Incentive Compensation Program

Non-Discretionary Cash Payments

Our executive officers have the potential to earn annual cash incentive payments through an annual incentive compensation plan that utilizes a uniform, systematic and measurable process for determining the amount of incentive compensation to be paid. The plan contains performance targets for annual cash incentives, which may include factors based on total Company performance, as well as the performance of individual business groups, depending on the executive officer.

In the first quarter of each calendar year performance period, specific performance objectives and goals are established for the Company and the various business groups. The performance objectives of the business groups are formulated to support the goals and objectives for the Company as a whole. The Compensation Committee approves all of the performance objectives used in the annual incentive compensation plan. Our executives’ incentive payments are based on achieving these goals and objectives. The Compensation Committee measures each executive’s achievement of the goals and objectives by reference to pre-established, objective performance factors, which for 2009 included the following:

➢

Revenue – Revenue is the principal means by which we measure our overall growth, which is an important factor at this point in the life of the Company. Because of profit margin limitations that apply to government contracts, increasing our revenue is the principal method by which we can increase our profits. Increases in revenue also reflect our business strategy, which emphasizes an increase in absolute size, which we believe is an important element in remaining competitive in a consolidating industry. Revenue is a Company measure and revenue growth is a business group measure.

➢

Accounts Receivable Days Sales Outstanding (DSO) – DSO is a measure of the average number of days between the date of a sale and the cash collection of the revenue from that sale. DSO is an important measure that drives our cash flow. DSO targets are reflected in the annual Company goals because of the importance of cash collection to our business. DSO is both a Company measure and a business group measure.

➢

Bookings – Awards of new contracts and the renewal of existing contracts are an important measure of our ability to increase our revenues. Bookings refers to the total value of all contracts, including renewals and customer purchases in excess of prior contracted commitments, executed during the year. Bookings targets are reflected in the annual Company goals because of their importance for meeting present and future revenue targets. Bookings are adjusted for indefinite delivery, indefinite quantity contracts, which are recognized at a percentage of the potential contract amount. Bookings is both a Company measure and a business group measure.

➢

EBIT Percentage – Earnings before interest and taxes (EBIT) is the principal method by which we measure our profitability and monitor our ability to achieve returns for our stockholders. For purposes of the annual incentive compensation plan, we measure EBIT as a percentage of total revenue (EBIT Percentage). EBIT Percentage targets are reflected in the annual Company goals because of the importance of achieving earnings targets and remaining competitive in a highly-competitive and consolidating industry. EBIT Percentage can be both a Company measure and a business group measure (but was only a Company-wide performance measure for 2009).

We make our incentive payments annually, when earned and after our financial results for the year have been finally determined. We have chosen to make annual incentive compensation payments in the form of cash rather than stock, because this practice is customary in our industry. In general, cash compensation is a recoverable cost under the terms of our government contracts, while our current stock-based compensation would not be recoverable. By paying our annual incentives in cash rather than stock, we also limit shareholder dilution resulting from executive compensation. The annual cash incentive payment as a percentage of an executive’s total potential cash compensation generally increases with the level and responsibilities of the executive.

The Compensation Committee reserves the ability, in appropriate circumstances, to reduce the amount of the non-discretionary portion of an executive’s annual cash incentive payment that would otherwise be payable upon the executive’s achievement of the pre-established goals.

Discretionary Cash Bonus Payments

Beginning with the 2009 performance period, each of the executives has the opportunity to earn a discretionary bonus under the annual incentive compensation program. The discretionary bonuses are designed to give the Compensation Committee additional flexibility in determining the appropriate reward under the company’s annual incentive program. Each executive receives an individual target discretionary bonus opportunity based on the executive’s position, the scope of the executive’s authority, individual responsibilities and such other factors as the Compensation Committee deems relevant. The target discretionary bonus opportunities are generally higher for executive officers with primarily business group responsibilities.

For 2009, the Compensation Committee considered for each executive officer whether a discretionary bonus was warranted. This bonus was not predicated on the achievement of the objectives and factors used in the annual incentive compensation plan. In making a determination, the Compensation Committee generally focused on the executive’s individual performance and considered any objective or subjective factors that it deemed appropriate, in its sole discretion (including the recommendations of our CEO and our President, as they relate to other executives).

We occasionally pay special sign-on bonuses to executive officers outside of the annual incentive compensation program described above, in order to help attract the officers to the Company. Messrs. Prior, Louis M. Addeo and L. William Varner, III each received a sign-on bonus at the time of his commencement of employment with the Company. These amounts are included in the bonus column of the Summary Compensation Table on page 30.

Long-Term Incentives

We have generally provided long-term incentives to our executives through grants of stock options. The grants are designed to align the interests of our executive officers with those of our stockholders and provide these officers with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. We have historically selected options for this purpose because stock options provide value to our executives only if our stock price increases. We have monitored, and will continue to monitor, the design and effectiveness of our long-term incentive program, particularly with respect to the usage of stock options as opposed to other potential types of equity incentive awards.

Each option generally becomes exercisable in annual installments over a three-year period, contingent upon the executive’s continued relationship with the Company. Accordingly, the option grant will provide a return to the executive only if he or she remains with the Company during the vesting period, and then only if the market price of the underlying shares appreciates. Vesting of the options accelerates in the event of the executive’s death or disability. The option grant we made to Mr. Prior in connection with his hire in July 2009 would also vest upon his termination of employment under certain circumstances, as discussed in further detail below. Vesting of options may also be accelerated pursuant to change of control agreements with our executive officers, as described below.

For each fiscal year, management recommends to the Compensation Committee a pool of shares to be used for the grant of options to employees. The recommendation for the size of the pool is based on the number of shares available under our Management Incentive Plan (including its evergreen provision), the expense that would be incurred from the grants, and the overall performance of the Company for the prior fiscal year. Management also recommends an allocation of the options into separate pools for the business groups (including the business group presidents), corporate officers and other key employees. Within these pools, management then recommends a number of shares for each individual. The Compensation Committee considers these recommendations when it makes its decision on grants of options to individual employees.

Generally, the amount of an annual option grant to an executive officer is based principally on the executive officer’s personal performance and the performance of any business group for which the executive is responsible in the last fiscal year. Some of the factors related to business group performance that are considered in this regard are revenue, EBIT, revenue growth, and EBIT growth. The amount of the grant may also depend on the officer’s current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual’s potential for increased responsibility, the need to attract the executive to the Company and whether the officer has been recently promoted or hired. On occasion, the Compensation Committee may also consider the number of options held by the executive officer to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative stock or option holdings of our executive officers.

We post a copy of our stock option grant policy on the Corporate Governance page on our Website. Under the policy:

➢	For the grant of options, we use only four grant dates each year (Quarterly Grant Dates), except for options issued in connection with an acquisition;

➢	For options issued in connection with an acquisition, the options are made effective seven days after closing the transaction (Special Grant Date);

➢

All options have an exercise price equal to the closing price of our stock on Nasdaq on the grant date (or, if our stock does not trade on Nasdaq on the grant date, then the closing price of our stock on the previous trading day);

➢	Each option vests in three equal annual installments, beginning on the first anniversary of the date of grant; and

➢	Each option expires five years from the date of grant.

All stock option grants made to our executive officers are approved by the Compensation Committee. Under our stock option grant policy, the Compensation Committee has delegated authority to our CEO and our President to determine stock option grants to our non-executive officers and other employees. The CEO and President may not approve an option grant in excess of 20,000 shares under this delegation of authority. The grants approved by the CEO and President must have the same terms and conditions as described above.

Employee Benefits

Our executive officers participate in the same employee benefit programs as other employees. These programs include tax-qualified retirement plans, health insurance, life insurance, disability insurance, travel accident insurance, and company-paid short term disability. Mr. Pedersen is not eligible to participate in our ESOP and does not participate in our 401(k) plan.

We do not have any supplemental retirement plan paid for by the Company for our executive officers. Our officers are eligible to make salary deferrals into our Executive Supplemental Savings Plan. We do not make a contribution to the Executive Supplemental Savings Plan for executives.

Perquisites

Our executive perquisites generally involve limited expenses, except for certain non-recurring expenses that are sometimes incurred in connection with hiring a new executive (such as relocation payments and reimbursement of legal expenses). Mr. Pedersen is entitled to receive certain contributions and other benefits under the terms of his Retention Agreement, as described below. Mr. Prior is entitled to receive certain contributions and other benefits under the terms of his employment agreement, as described below. Our executive perquisites generally include payments for car allowances or the use of Company cars.

Determining the Amount of Each Type of Compensation

The compensation setting process is a collaborative process involving our CEO, our President and the Compensation Committee. To assist with its responsibilities, our Compensation Committee has retained Ernst and Young LLP (E&Y) as the Compensation Committee’s independent compensation consultant.

Our Independent Compensation Consultant

The Compensation Committee asks E&Y to perform an annual analysis of the Company’s overall competitiveness (with respect to compensation levels) to prevailing market levels for executive officers and outside directors. The market information we use for this purpose is discussed in greater detail below. This work includes assisting in the selection of the compensation peer group of companies, supporting the design of incentive compensation plans, and advising on the competitiveness of executive officer and director compensation. During 2009, the Company paid E&Y $31,750 for services to the Compensation Committee.

From time to time, with the consent of the Compensation Committee, the Company has also retained E&Y to perform services that are not related to work performed as the Compensation Committee’s independent compensation consultant (Additional Services), such as conducting financial due diligence in connection with certain merger and acquisition transactions and supporting the Company’s evaluation of industry compliant systems. E&Y receives a fee for such Additional Services. Other than its work for the Compensation Committee, E&Y does not provide any executive, director or other compensation consulting services to the Company and is not the Company’s auditor. During 2009, management of the Company engaged E&Y to perform the following Additional Services: due diligence support on acquisitions, analysis of accounting systems, and analysis of management budget and planning systems for compliance purposes. The Compensation Committee has approved the Company’s future use of E&Y for these and similar projects. The Company paid E&Y $605,352 for Additional Services in 2009. Based on a review of these relationships, as well as policies and procedures implemented by the Committee and E&Y, the Committee believes the consulting advice it receives from E&Y is objective and not influenced by E&Y’s other relationships with the Company.

For setting executive compensation, our management receives a report of certain market information that is prepared for the Compensation Committee by E&Y. Management reviews this information and determines executive compensation recommendations to propose to the Compensation Committee. The Compensation Committee takes these proposals into account in making its decisions for executive officers.

Our Use of Market Information

The market information we use is based on published compensation surveys for similarly-sized companies within the business software and services industry, as well as proxy analysis of the Company’s compensation peer group. The published survey and proxy data are then blended, with equal weight given to each, to achieve “market consensus” figures for each executive’s total cash (including base salary and annual incentive) and, where data is available, total direct compensation (including total cash as well as long-term incentive). Market consensus figures are presented at both the 50 th and 75th percentiles of the market data to provide general information on a market competitive range of compensation for each position.

The three published surveys that the Company used for compensation setting purposes for 2009 were (i) the Economic Research Institute Executive Compensation Assessor 2008 (the ERI Survey); (ii) the Mercer Human Resources Consulting U.S. Executive Survey Report 2008 (the Mercer Survey); and (iii) the Watson Wyatt Top Management Compensation 2008-2009 Survey (the Watson Wyatt Survey). WorldatWork’s 2008/2009 Total Salary Increase Budget Survey was also used to trend the data presented in the ERI, Mercer and Watson Wyatt surveys to February 1, 2009 by a factor of 4.4% to allow for varying effective dates of the data collected from those surveys.

Each of the surveys contains compensation data for a wide variety of both public and private companies from many different industry types. The component companies of the Mercer and Watson Wyatt Surveys are listed on Appendix A to this Proxy Statement. The component companies of the ERI Survey were not identified to us. The general set of component companies from each survey was sorted and refined to achieve a smaller set of companies that are similar to the Company in terms of industry, revenue size, geographical scope and market positioning. This sorting was done on a position-by-position basis to match as closely as possible the job positions held by each of our executive officers, resulting in sets of companies that may differ slightly for each position. The individual companies that comprise each position set were not identified to us. The data from each position set is then blended with the proxy data from our compensation peer group to achieve the “market consensus” figures for each position held by one of our executive officers.

Our compensation peer group of companies was identified by management and approved by the Compensation Committee. The primary basis for selecting the peer group was to identify the companies with which we compete directly for executive talent, customers, market share, capital and shareholders. In 2009, we changed our peer group by omitting Electronic Data Systems Corporation and SI International Inc. (since both companies were acquired during 2008), and adding three companies within our industry: Harris Corporation, L-3 Communications, and ICF International. For 2009, ManTech’s peer group for compensation setting purposes consisted of the following 14 companies:

➢ BearingPoint, Inc.	➢ CACI International, Inc.
➢ Computer Sciences Corporation	➢ DynCorp International, Inc.
➢ Harris Corporation	➢ ICF International
➢ L-3 Communications	➢ MAXIMUS, Inc.
➢ NCI, Inc.	➢ Perot Systems Corporation
➢ SAIC, Inc.	➢ SRA International
➢ Stanley, Inc.	➢ Unisys Corp

When using peer group information for compensation setting purposes, we do not engage in benchmarking our financial performance against the financial performance of the peer group companies. No component of executive compensation is targeted at a particular percentile of the market information for any particular executive. Instead we use factors such as individual experience, responsibilities, performance, prior compensation levels, and retention needs to determine targeted compensation for each executive. We then examine the market information as a reference point to review our compensation decisions. We generally provide more weight towards cash compensation if performance levels are met than stock-based compensation, because our current stock-based compensation is not a recoverable cost under the terms of our government contracts. For some of our executives, this may result in targeted total cash compensation being above the market competitive range and targeted stock-based compensation being below the market competitive range for the position, with targeted total direct compensation generally falling within the range. However, because we do not set targeted compensation levels based on market information, any component of our executives’ targeted compensation or the total targeted compensation for any year may be above or below the market competitive range for their respective positions.

For 2009, targeted total direct compensation for the named executive officers fell within the range from the 50th to the 75 th percentiles for each of their respective positions. Total direct compensation actually paid for 2009 for Messrs. Pedersen, Kevin M. Phillips and Addeo fell within the same market competitive ranges for their respective positions. Messrs. Prior and Varner, because of their hire dates, were not subject to the complete compensation setting process described above during 2009.

CEO Compensation and Retention Agreement

The Compensation Committee determines the compensation of the CEO based on the terms of his Retention Agreement and the Compensation Committee’s evaluation of the same factors applied to the other executive officers. Historically and for 2009, our CEO’s total annual cash compensation has been materially greater than the annual compensation for other named executives, because of Mr. Pedersen’s responsibilities for the overall strategy of our Company, his active role in the operations of the Company, and the fact that he has not participated in any equity-based compensation programs due to his substantial stock holdings.

We entered into the Retention Agreement with our CEO at the time of our initial public offering in 2002 for the purpose of providing stable management following the offering. The Retention Agreement is for an indefinite term and provides for an annual base salary of at least $1,000,000, to be reviewed annually by us and established for the upcoming year based substantially on the same factors and general compensation policies applicable to the Company’s other executive officers. The Retention Agreement provides that Mr. Pedersen is entitled to receive contributions to qualified and non-qualified retirement plans, insurance programs and perquisites on the same terms they have been provided in previous years, including items such as the lease of an executive type of vehicle for business and personal use, a portion of an employee’s time spent on non-corporate matters on behalf of Mr. Pedersen (including attending to chauffeur/valet services and other assistance as required from time to time), and club memberships. With Mr. Pedersen’s consent, the non-qualified retirement plan that was in effect in 2002 was terminated in 2007.

If we terminate Mr. Pedersen’s employment without cause, we are required to pay Mr. Pedersen a lump sum amount equal to one year’s base salary at the rate in effect immediately prior to his termination of employment ($1,625,000 for 2009). Mr. Pedersen agrees not to compete with us and not to solicit our customers or employees during the term of his employment and through the severance period.

Employment Agreement with President & COO

We entered into an employment agreement with Mr. Prior, our President and Chief Operating Officer, when we hired Mr. Prior. The term of the agreement is for a fixed period of approximately two years from Mr. Prior’s date of hire and is not automatically renewed. The agreement provides Mr. Prior with a minimum annual base salary of $1,000,000 during the term, a guaranteed annual bonus for 2009 of $600,000, and a minimum target bonus opportunity for 2010 equal to at least 120% of his 2010 base salary. The agreement also provides him with certain additional payments and benefits if his employment is terminated by the Company without cause or by Mr. Prior for good reason during the term. Additional specific details regarding the post-termination amounts payable under this agreement and the events triggering the payments are discussed below in the section entitled “Other Potential Post-Termination Payments.” Mr. Prior does not receive any post-termination payments or benefits under his employment agreement if his termination of employment triggers post-termination payments and benefits under his separate change in control agreement, discussed below.

The agreement was negotiated with Mr. Prior by senior management, with the consent and approval of the Compensation Committee, as a condition of his joining the Company as its new President and Chief Operating Officer. The compensation under the agreement was intended to induce Mr. Prior to leave his former employer to join the Company and to compensate Mr. Prior for the potential opportunity costs of having left his former employer, if the Company were to terminate his employment other than for cause, or to give him good reason to terminate his employment, during the initial years of his employment with us. Under the terms of this agreement, Mr. Prior received a signing bonus in the amount of $500,000, a relocation bonus of $175,000, and a grant of 200,000 stock options. The stock options were granted in accordance with the Company’s stock option grant policy on the first Quarterly Grant Date following Mr. Prior’s date of hire. Unlike other stock options the Company has granted under the policy, the options granted to Mr. Prior under the agreement vest immediately if his employment is terminated by the Company without cause (or by Mr. Prior for good reason) during the term, but only to the extent Mr. Prior would have vested in the awards if he had otherwise continued to remain employed for the duration of the term. The reason for this vesting provision was to provide an inducement for him to leave his prior employer. The Compensation Committee’s independent compensation consultant, E&Y, reviewed the proposed agreement prior to its execution, and advised the Committee that the terms of and amounts payable under the agreement were generally appropriate and in line with market competitive practices at the time.

Other Matters Related to Compensation

Change in Control Agreements

The Company (with the consent and approval of the Compensation Committee) entered into change in control agreements during 2009 with Messrs. Prior, Phillips, Addeo and Varner, which provide for accelerated vesting of any unvested stock options or other equity awards upon the occurrence of a change in control of the Company. In addition, these agreements provide for certain additional payments and benefits if the executive’s employment with the Company is terminated by the Company without cause or by the executive for good reason within specified periods preceding or following the occurrence of a change in control of the Company. Additional specific details regarding the post-termination amounts payable under these agreements and the events triggering the payments are discussed below in the section entitled “Other Potential Post-Termination Payments.” The agreements are in effect for varying initial terms depending on the executive’s position, but in each case are automatically extended unless the Company or the executive otherwise gives notice.

The purpose of these agreements is to induce the executives to remain in the employment of the Company in the event of the possibility or the occurrence of a change in control. These executives perform critical functions within the Company and their continued employment leading up to and immediately following a change in control would be necessary to ensure a smooth transition of the Company to new owners and obtain the maximum possible value of the Company for its existing shareholders. The agreements provide for immediate vesting of outstanding equity awards upon the occurrence of the change in control, instead of upon a qualifying termination of employment following the change in control, to provide the executives, whose efforts will have been instrumental to the success of the Company before the change, with an opportunity to share fully in the value of the Company at the time of the change to the same extent as the Company’s existing shareholders.

The change in control agreements for Messrs. Prior and Phillips include longer initial terms (2 years instead of 1 year), longer post-change in control protection periods (2 years instead of 6 months) and larger compensation amounts payable on a qualifying termination during the period (e.g., 2.5 times base salary and target bonus instead of 1.5 times base salary and target bonus) than the agreements for Messrs. Addeo and Varner. These differences are intended to reflect Messrs. Prior and Phillips’s relatively greater roles and responsibilities within the Company and the increased importance of their continued employment in the event of a potential change in control. The terms of the agreements are otherwise generally the same for each of the executives. The Compensation Committee’s independent compensation consultant, E&Y, reviewed the proposed agreement for Mr. Prior (on which the subsequent agreements were modeled) before its execution, and advised that the terms of and amounts payable under the agreement were generally appropriate and in line with market competitive practices at the time.

The Company has not entered into a similar agreement with Mr. Pedersen, as it feels Mr. Pedersen’s existing retention agreement and stock holdings provide him with a sufficient incentive to remain in the employment of the Company in the event of a potential change in control.

Tax and Accounting Considerations

We have considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (Section 162(m)) in structuring our executive compensation program. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer or the other three most highly compensated officers (excluding the CFO), except for compensation that is performance-based under a plan that is approved by the stockholders and that meets other technical requirements. The stock options granted under our Management Incentive Plan are qualified as performance-based compensation. Annual cash incentives paid under the non-discretionary portion of our annual executive incentive compensation program are structured to be deductible as performance-based compensation under the Management Incentive Plan. The portions of these executive officers’ salaries that exceed the $1 million limit are not deductible and a portion of some bonuses may not be deductible. Our policy is to pay our executives in the manner that we think is in the best interests of the Company, while taking into account the implications of Section 162(m), as appropriate. This may result in the payment of salary or bonuses that are not tax deductible. To date, the missed tax deductions have not been material.

We have also considered the accounting effects of ASC Topic 718, Compensation – Stock Compensation (formerly FAS 123R) in establishing the pool for stock option grants each year.

Recovery of Incentive Payments

We are subject to the requirements of Section 304 of the Sarbanes Oxley Act of 2002, which provides for the recovery of certain incentive compensation payments made to our CEO or CFO in the event of an accounting restatement arising because of material non-compliance with financial reporting requirements due to misconduct. We have never had occasion to recover an incentive compensation payment to our CEO or CFO under this provision, and have not established any other policy regarding the forfeiture or recovery of incentive compensation.

2009 Compensation Decisions

For the 2009 fiscal year, the compensation of our executive officers was set and administered consistent with the philosophy and polices described above.

NEO Salaries

For setting the salaries of Messrs. Pedersen and Phillips for 2009, the primary factors considered were the executives’ salary levels for the prior year and personal performance. Mr. Pedersen received a salary increase effective April 1, 2009 of $75,000, or 4.8% of his 2008 base salary. Mr. Phillips received an initial salary increase effective April 1, 2009 of $43,000, or 10.1% of his 2008 base salary. Mr. Phillips subsequently received a second prospective salary increase on November 13, 2009 of $82,000, from $468,000 to $550,000 per annum, as well as a one-time lump-sum bonus payment of $110,619. The bonus payment and the additional salary increase were made to reflect Mr. Phillips’s importance to the executive management team, the critical nature of his role and responsibilities within the Company, his extraordinary contributions to the growth and support of the Company, and the internal realignment of the Company’s executive team. The Compensation Committee determined that Mr. Phillips’s target annual bonus opportunity for 2009 should take into account the increase in his annual base salary. The Compensation Committee’s independent compensation consultant, E&Y, reviewed the proposed salary increase and one-time bonus payment for Mr. Phillips and advised that the actions were generally appropriate and in line with market competitive compensation levels for similarly situated executives.

The 2009 annual salary levels for Messrs. Prior, Addeo and Varner were set in connection with the hiring of these executives during 2009. Following his date of hire in March 2009, the Compensation Committee subsequently approved a prospective increase in Mr. Addeo’s annual base salary from $450,000 to $550,000, effective June 12, 2009 (along with a one-time grant of 25,000 additional stock options on the next Quarterly Grant Date). The salary increase and option grant were made to reflect the importance of Mr. Addeo’s leadership of the TSG business group to the Company, as well as the competitive market for Mr. Addeo’s services. The Compensation Committee determined that Mr. Addeo’s target annual bonus opportunity for 2009 should take into account the increase in his annual base salary. The Compensation Committee’s independent compensation consultant, E&Y, reviewed the proposed employment terms and the salary increase and one-time stock option grant for Mr. Addeo and advised that the actions were generally appropriate and in line with market competitive compensation levels for similarly situated executives.

NEO Incentive Compensation – Annual Incentive Compensation Plan

A portion of each named executive officer’s incentive compensation was determined under our 2009 incentive compensation plan, except for Messrs. Prior and Varner as discussed below. The plan provides for pre-established, non-discretionary formulas to measure our executives’ achievement of defined goals and objectives. Specifically, performance was measured by reference to targeted levels of the following performance factors at the Company-wide level: revenue, EBIT Percentage, DSO and Bookings; and the following performance factors at the business group level (for executives with primarily business group responsibilities): revenue growth, DSO and Bookings. A resulting aggregate performance was then translated by formula into an amount of incentive compensation, expressed as a percentage of base salary.

For 2009, the non-discretionary incentive compensation payments for each of Mr. Pedersen (our Chairman and CEO) and Mr. Phillips (our Executive Vice President and CFO) were based solely on Company performance measures. The Company performance measures and goals for each of these officers are shown in Note 4 to the Grants of Plan-Based Awards table on page 31. By using only Company-wide performance measures, the incentives for these executive officers were balanced for all aspects of the Company’s business. Because both of these executive officers interact with all of the Company’s business groups, the performance measures were intended to encourage them to attend to the entire business of the Company and make decisions for the benefit of the entire Company. The EBIT Percentage and Bookings performance goals received increased weight than in prior years, reflecting the increased importance the Company wished to place on driving performance with respect to these goals in 2009.

Under the 2009 incentive compensation plan, Messrs. Pedersen and Phillips each had a target non-discretionary incentive compensation opportunity of 75% of base salary at targeted company performance, resulting in a range of incentive compensation opportunity of 0% to 120% of base salary. The target non-discretionary incentive opportunities for Messrs. Pedersen and Phillips was less than in 2008, reflecting the addition of a discretionary bonus opportunity for each of the executives for 2009, as discussed in the following section. The actual performance scores relative to the performance goals for each of the Company performance measures for 2009 were as follows: Revenue, 92%; EBIT Percentage, 107%; DSO, 92%; and Bookings, 71%.

These translated into an overall Company performance score for 2009 equal to 90% of the targeted performance, resulting in preliminary non-discretionary payments equal to 55% of each of Messrs. Pedersen and Phillips’s annual base salary. The Compensation Committee did not exercise its negative discretion to reduce the amount of the non-discretionary incentive compensation payment to either of the executives.

In 2009, the non-discretionary incentive compensation payment for Mr. Addeo was based on a combination of Company performance measures and performance measures for the business group for which he was responsible. The performance measures for Mr. Addeo and goals for the Company-wide performance measures (which were the same as the Company-wide goals for Messrs. Pedersen and Phillips) and the business group performance are shown in Note 5 to the Grants of Plan-Based Awards table on page 31. Mr. Addeo’s business group performance goals for DSO and Bookings were adjusted in May 2009, with respect to DSO to better align the business group goal with the Company-wide goal, and with respect to Bookings to reflect the restructuring of a major contract, which was expected to result in reduced 2009 business group level Bookings, but increased business group level Bookings in 2010. The actual performance scores relative to the performance goals for each of Mr. Addeo’s business group performance measures were as follows: Revenue Growth, 97%; DSO, 103%; and Bookings, 110%. This translated into an overall business group performance score for 2009 equal to 105% of the targeted performance.

The Company-wide performance measures on the one hand, and business group performance measures on the other, each had an equal weight in determining Mr. Addeo’s final performance score. By using both Company-wide performance measures and business group performance measures, Mr. Addeo’s incentives were balanced between goals and objectives of the business group for which he was responsible and the goals for the Company as a whole. The performance measures were intended to encourage Mr. Addeo to make decisions that benefited both his business group and the Company as a whole. The Company-wide performance goals were weighted in the same fashion as the Company-wide performance goals for Messrs. Pedersen and Phillips. The weighting of the business group performance goals, with business group Bookings having a weighting of 50% of the overall business group performance goals in 2009, reflects the importance that the Company wished to place on driving performance with respect to this particular business group measure in 2009.

Under the 2009 incentive compensation plan, Mr. Addeo had a target non-discretionary incentive compensation opportunity of 40% of base salary at targeted Company and business group performance, resulting in a range of incentive compensation opportunity of 0% to 85% of base salary. For 2009, the combined final performance score for Mr. Addeo was equal to 94% of targeted performance, resulting in a preliminary non-discretionary payment equal to 28% of Mr. Addeo’s 2009 base salary rate. The Compensation Committee did not exercise its negative discretion to reduce the amount of the non-discretionary incentive compensation payment to Mr. Addeo.

Because they commenced employment with the Company later in 2009, neither Mr. Prior nor Mr. Varner participated in the Company’s 2009 annual incentive compensation plan. However, Mr. Prior was guaranteed a $600,000 bonus for 2009 in his employment agreement with the Company, as discussed above. Mr. Prior also received a signing bonus of $500,000. Mr. Varner was guaranteed a $43,750 bonus for 2009 in the arrangements made with Mr. Varner at the time of his hire in September 2009. Mr. Varner also received a signing bonus of $125,000 at the time of his hire, pursuant to these arrangements. When agreeing to the signing and guaranteed bonus amounts payable to Mr. Prior and Mr. Varner for 2009, the Compensation Committee considered multiple factors, including market conditions, the value of the target non-discretionary incentive compensation opportunity that each executive would have received for 2009 had he been eligible to participate in the 2009 annual incentive compensation plan and the lost annual bonus opportunities from their prior employers that these executives gave up to join the Company.

NEO Incentive Compensation – Discretionary Bonus Payments

Messrs. Pedersen, Phillips and Addeo were also each provided with a target discretionary bonus opportunity for 2009. For Messrs. Pedersen and Phillips, increased weight was given to the discretionary bonus component for 2009, compared to prior years, in order to allow for additional flexibility in the administration of the 2009 bonus program, including providing the Compensation Committee with an additional tool with which to calibrate total 2009 bonus payments to better reflect executives’ individual contributions.

The target discretionary bonus opportunities for Messrs. Pedersen and Phillips – the two executives with primarily Company-wide duties – were set at 10% of each executive’s 2009 base salary rate. The Compensation Committee awarded Mr. Pedersen a discretionary bonus equal to 10% of base salary based on a number of factors, including his efforts in the management reorganization during 2009 and his continuing strategic leadership. The Compensation Committee awarded Mr. Phillips a discretionary bonus equal to approximately 36% of base salary based on several factors, including his support for acquisitions made by the Company during 2009 and the Company’s financial performance in 2009.

The target discretionary bonus opportunity for Mr. Addeo was set at 35% of his 2009 base salary rate. The higher discretionary component for Mr. Addeo was designed to reflect the Compensation Committee’s belief that the performance of executives with primarily business group level responsibilities is more sensitive to individual contributions and other qualitative factors that the formula used to determine the non-discretionary component does not fully take into account. The Compensation Committee awarded Mr. Addeo a discretionary bonus equal to approximately 45% of base salary in consideration of his individual performance and the performance of his business group, particularly in the area of booking contract awards.

Messrs. Prior and Varner received the guaranteed bonus amounts that were provided in their employment agreements as described above. In addition, the Compensation Committee approved a discretionary bonus for Mr. Prior equal to 25% of base salary in recognition of his substantial and productive efforts in 2009, including his implementation of the Company’s significant management restructuring in 2009. The Compensation Committee also awarded a discretionary bonus to Mr. Varner equal to approximately 18% of base salary to reward his contributions to the performance of his business group.

NEO Stock Options

Stock option grants were made to each of the named executive officers for 2009 in accordance with the philosophy and general practices described above.

As discussed above, Mr. Prior received an initial grant of 200,000 stock options in connection with his hire under the terms of his employment agreement with the Company. This grant was made on the Company’s next Quarterly Grant Date following his date of hire. Additionally, in late July 2009, the Compensation Committee approved, in its discretion, a second grant to Mr. Prior for an additional 200,000 stock options. The subsequent grant to Mr. Prior was designed to reflect the substantial increase in the Company’s stock price from the date the original grant of 200,000 stock options was promised to him in early June through the date of the scheduled grant. Both grants were made effective on the same Quarterly Grant Date (August 3, 2009). The value of the additional 200,000 stock options generally corresponded to the increase in the Company’s stock price over this period, but also took into consideration the immediate positive impact that Mr. Prior had on the Company. Although the Company was not obligated to make this subsequent grant to Mr. Prior, it decided that it was in the best interests of the Company to do so, in order to preserve the intended incentive effect of the original option grant and reflect Mr. Prior’s importance to the executive team. Unlike the original grant, the stock options granted to Mr. Prior in late July have standard vesting terms and are not subject to accelerated vesting if Mr. Prior’s employment is terminated by the Company other than for cause (or by Mr. Prior for good reason) during the term of his employment agreement.

Messrs. Addeo and Phillips received grants of 50,000 and 40,000 stock options, respectively, on March 12, 2009. These grants were made from the annual stock option pool established for the Company’s executive officers and other key employees for 2009, and became effective on the Company’s Quarterly Grant Date on March 13, 2009. The Compensation Committee subsequently approved in its discretion a second stock option grant to Mr. Addeo for 15,000 shares on May 4, 2009, and a third grant to Mr. Addeo for 25,000 shares on

June 12, 2009 (with such grant effective on August 3, 2009). Each grant was made in accordance with the standard terms of the Company’s stock option grant policy described above, and became effective as of the next respective Quarterly Grant Date. The grant to Mr. Addeo in May was made for retention purposes during a period of internal executive management realignment, and the August 3 grant was made in connection with the salary increase awarded to Mr. Addeo in June for the reasons previously discussed above.

Mr. Varner received a grant of 40,000 stock options in connection with his hire in September 2009. This grant became effective on the Company’s next Quarterly Grant Date on November 2, 2009.

Consistent with past practice, because of the level of Mr. Pedersen’s stock ownership as Company founder, the Compensation Committee determined that Mr. Pedersen would not be granted any stock options to purchase shares of our common stock in 2009.

SUMMARY COMPENSATION TABLE

On the Summary Compensation Table below, the cash payments made under our annual executive incentive compensation program to our named executive officers (NEOs) are reported as follows:

➢

The “Non-Equity Incentive Plan Compensation” column is used to report the portion of amounts earned under our annual incentive plan for 2009 that were calculated and paid based on pre-established, non-discretionary goals.

➢

The “Bonus” column is used to report amounts earned under our annual incentive program for 2009 that were not based on pre-established goals, as well as other discretionary bonus payments we made to our named executives during 2009.

➢	The “Option Awards” column shows different amounts for Mr. Phillips for 2008 and 2007 than were previously reported in those years, due to a change in SEC reporting requirements.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus [1] ($) (d)	Option Awards [2] ($) (e)	Non-Equity Incentive Plan Compensation ($) (f)	All other Compensation [3] ($) (g)	Total ($) (h)

George J. Pedersen	2009	1,666,394	162,500	0	893,750	128,586	2,851,230
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	2008	1,511,923	0	0	1,381,050	175,515	3,068,488
	2007	1,380,385	84,000	0	756,000	148,850	2,369,235

Kevin M. Phillips	2009	486,286	308,119	492,800	302,500	17,497	1,607,202
Executive Vice President and Chief Financial Officer (Principal Financial Officer)	2008	407,231	0	314,100	378,675	8,886	1,108,892
	2007	350,115	21,300	235,400	191,700	8,965	807,480

Lawrence B. Prior, III	2009	500,001	1,350,000	6,272,000	0	211,658	8,333,659
President and Chief Operating Officer

Louis M. Addeo	2009	430,972	300,000	1,156,350	154,000	26,206	2,067,528
Subsidiary President

L. William Varner III	2009	122,597	235,000	486,000	0	8,694	852,291
Subsidiary President

[1]

Bonus payments for 2009 consist of the following amounts: (a) for Mr. Pedersen, a $162,500 discretionary bonus payment under our incentive compensation program; (b) for Mr. Phillips (i) a $110,619 one-time lump-sum bonus payment, and (ii) a $197,500 discretionary bonus payment under our incentive compensation program; (c) for Mr. Prior (i) a $500,000 sign-on bonus payment, (ii) a $600,000 2009 annual bonus payment guaranteed by the terms of his employment agreement, and (iii) a $250,000 discretionary bonus payment under our incentive compensation program; (d) for Mr. Addeo (i) a $50,000 sign-on bonus payment, and (ii) a $250,000 discretionary bonus payment under our incentive compensation program; and (e) for Mr. Varner (i) a $125,000 sign-on bonus payment, (ii) a $43,750 2009 annual bonus payment guaranteed as a term of his employment, and (iii) a $66,250 discretionary bonus payment under our incentive compensation program.

[2]

The amounts in this column reflect the aggregate grant date fair value of each stock option award, as computed in accordance with ASC Topic 718, Compensation – Stock Compensation. See Note 10 to the Financial Statements in ManTech’s 2009 Annual Report on Form 10-K for the valuation method for options granted in 2009, 2008 and 2007. The options granted in 2009 are also reported in the Grants of Plan-Based Awards Table on page 31.

[3]

All Other Compensation for 2009 consists of the following amounts: (a) matching contributions made to the ManTech 401(k) Plan in the amounts of $7,324, $592, $3,065, and $288 for Messrs. Phillips, Prior, Addeo, and Varner, respectively (Mr. Pedersen voluntarily did not participate in the Company’s 401(k) Plan in 2009); (b) contributions to the Employee Stock Ownership Plan in the amounts of $1,595 for each of Messrs. Phillips, Prior, and Addeo (Mr. Varner did not qualify for a contribution in 2009 and Mr. Pedersen is not eligible to participate in the Company’s Employee Stock Ownership Plan); (c) payments of life insurance premiums of $780, $139, $650, and $279 for Messrs. Phillips, Prior, Addeo, and Varner, respectively; and (d) perquisites in the amount of $128,586, $209,332, and $20,896 for Messrs. Pedersen, Prior and Addeo, respectively. The perquisites for Mr. Pedersen consist of: (i) $106,044 for the portion of the total cost to the Company of employees’ time spent on non-corporate matters on behalf of Mr. Pedersen (primarily as a driver), (ii) legal fees, (iii) automobile expenses, and (iv) a club membership. The perquisites for Mr. Prior consist of: (i) $175,000 for relocation expense, (ii) tax preparation fees, (iii) legal fees, (iv) automobile expenses, and (v) a club membership. The perquisites for Mr. Addeo consist of: (i) $12,035 for relocation expense, (ii) automobile expenses, and (iii) a club membership. For relocation expenses, the amount reported is the dollar amount paid by the Company. For employees’ time, the aggregate incremental cost is determined by using the employee’s salary and overhead costs for the year to calculate an hourly cost and allocating that cost based on the percentage of time spent on these matters compared to the employees’ total time.

GRANTS OF PLAN-BASED AWARDS

Name (a)	Grant Date (b)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards [1]			All Other Option Awards: Number of Securities Underlying Options [2] (#) (f)	Exercise or Base Price of Option Awards [3] ($/sh) (g)	Grant Date Fair Value of Stock And Option Awards [6] ($) (h)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)
George J. Pedersen
2009 Incentive Compensation Program [4]		893,750	1,218,750	1,950,000

Kevin M. Phillips
2009 Incentive Compensation Program [4]		302,500	412,500	660,000
2009 Option Grant	3/13/09				40,000	43.94	492,800

Lawrence B. Prior, III
2009 Option Grant	8/03/09				400,000	54.16	6,272,000

Louis M. Addeo
2009 Incentive Compensation Program [5]		110,000	220,000	467,500
2009 Option Grant	3/13/09				50,000	43.94	616,000
	5/4/09				15,000	35.00	148,350
	8/3/09				25,000	54.16	392,000

L. William Varner, III
2009 Option Grant	11/2/09				40,000	44.19	486,000

[1]	All plan awards were made under the ManTech International Corporation Management Incentive Plan, 2006 Restatement.

[2]

The options vest over three years, with 1/3 of the total grant vesting on each of the first three anniversary dates of the grant. The options expire five years after the grant date, subject to earlier termination in the event of termination of service. All options would fully vest on the officer’s death or disability or in the event of a change of control of ManTech. In addition, 200,000 of Mr. Prior’s options would fully vest in the event of Mr. Prior’s termination of employment by the Company other than for cause or by Mr. Prior for good reason under the terms of his employment agreement.

[3]	For 2009, the exercise price of all option awards was the closing price of our common stock on the Nasdaq Stock Market on the grant date.

[4]

The amounts in this row represent the potential payouts under the 2009 Incentive Compensation Plan. Actual payouts are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 30. The award was based on the following performance factors of ManTech at the corporate level and weighting of such factors: (i) Revenue – Goal $2,200,000,000, Weighting 20%; (ii) EBIT % – Goal 8.3%, Weighting 30%; (iii) DSO – Goal 68 days, Weighting 20%; and (iv) Bookings – Goal $3,300,000,000, Weighting 30%. The threshold required a weighted performance of 90% of the goals. The maximum was reached at a weighted performance of 115% of the goals.

[5]

The amounts in this row represent the potential payouts under the 2009 Incentive Compensation Plan. Actual payouts are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 30. The award was based on the following performance factors (A) of ManTech at the corporate level and weighting of such factors: (i) Revenue – Goal $2,200,000,000, Weighting 20%; (ii) EBIT % – Goal 8.3%, Weighting 30%; (iii) DSO – Goal 68 days, Weighting 20%; and (iv) Bookings – Goal $3,300,000,000, Weighting 30%; and (B) of the Technical Services Group business group and weighting of the factors: (i) Revenue Growth – Goal $1,220,000,000, Weighting 30%; (ii) DSO – Goal 70 days, Weighting 20%; and (iii) Bookings – Goal $1,100,000,000, Weighting 50%. The threshold required a weighted performance of 90% of the goals. The maximum was reached at a weighted performance of 115% of the goals.

[6]

The amounts in this column reflect the aggregate grant date fair value of each stock option award, as computed in accordance with ASC Topic 718, Compensation – Stock Compensation. See Note 10 to the Financial Statements in ManTech’s 2009 Annual Report on Form 10-K for the valuation method for options granted in 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name (a)	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable [1] (c)		Option Exercise Price ($) (d)	Option Expiration Date (e)
George J. Pedersen	0	0		—	—

Kevin M. Phillips	0	40,000	[2]	43.94	3/13/2014
	10,000	20,000	[3]	42.00	3/14/2013
	13,333	6,667	[4]	34.05	3/15/2012
	25,000	0		30.07	3/6/2011
	10,000	0		23.95	3/15/2015

Lawrence B. Prior, III	0	400,000	[5]	54.16	08/03/2014

Louis M. Addeo	0	50,000	[6]	43.94	3/13/2014
	0	15,000	[7]	35.00	5/4/2014
	0	25,000	[8]	54.16	8/3/2014

L. William Varner, III	0	40,000	[9]	44.19	11/2/2014

[1]

Vesting of all unexercisable options is contingent on the officer remaining with ManTech until the vesting date. The options would fully vest on the officer’s death or disability or in the event of a change of control of ManTech. In addition, 200,000 of Mr. Prior’s options would fully vest in the event of Mr. Prior’s termination of employment by the Company other than for cause or by Mr. Prior for good reason under the terms of his employment agreement.

[2]	For these options, 13,333 shares vested on March 13, 2010, 13,334 shares vest on March 13, 2011, and 13,333 shares vest on March 13, 2012.

[3]	For these options, 10,000 shares vested on March 14, 2010, and 10,000 shares vest on March 14, 2011.

[4]	These options vested on March 15, 2010.

[5]	For these options, 133,333 shares vest on August 3, 2010, 133,334 shares vest on August 3, 2011, and 133,333 shares vest on August 3, 2012.

[6]	For these options, 16,667 shares vested on March 13, 2010, 16,666 shares vest on March 13, 2011, and 16,667 shares vest on March 13, 2012.

[7]	For these options, 5,000 shares vest on May 4, 2010, 5,000 shares vest on May 4, 2011, and 5,000 shares vest on May 4, 2012.

[8]	For these options, 8,333 shares vest on August 3, 2010, 8,334 shares vest on August 3, 2011, and 8,333 shares vest on August 3, 2012.

[9]	For these options, 13,333 shares vest on November 2, 2010, 13,334 shares vest on November 2, 2011, and 13,333 shares vest on November 2, 2012.

Other Potential Post-Termination Payments

➢	Retirement or other Termination by the Executive

None of our executives would receive any payment from the Company on a retirement or other termination by the executive (other than a termination for good reason by Mr. Prior during the term of his employment agreement, or a termination by Messrs. Prior, Phillips, Addeo or Varner in connection with a change in control, in each case as described below).

➢	Termination without Cause

Under his Retention Agreement, if Mr. Pedersen is terminated without cause, he is entitled to a lump sum amount equal to his base salary (which was $1,625,000 as of December 31, 2009). For this purpose, cause means

(i) a material violation by Mr. Pedersen of the Retention Agreement, which he fails to cure to the Company’s reasonable satisfaction within thirty (30) days after the Company delivers written notice specifically identifying such violation; (ii) Mr. Pedersen’s willful failure to act in a manner consistent with his responsibilities or with the best interests of the Company, which he fails to cure to the Company’s reasonable satisfaction within thirty (30) days after the Company delivers written demand for satisfactory performance that specifically identifies the manner in which the Company believes that he has not satisfactorily performed his duties; or (iii) Mr. Pedersen’s conviction of a felony (other than an offense related to the operation of an automobile that results only in a fine, license suspension or other non-custodial penalty) or other serious crime involving moral turpitude.

Under his employment agreement, if we terminate Mr. Prior’s employment without cause (or if Mr. Prior terminates his employment for good reason) during the term of his agreement, Mr. Prior will be entitled to receive the following additional termination benefits:

➢	A lump sum payment equal to his annual base salary and target annual bonus amount for the year of termination;

➢

A pro-rated annual bonus amount for the year of termination, pro-rated based on his service during the year through the date of termination and subject to satisfaction of the applicable performance conditions attached to such bonus through the end of the year; and

➢	Accelerated vesting of the 200,000 share stock option grant made at commencement of his employment, as though he had continued to work through the second anniversary of the grant date.

“Cause” for this purpose means his continued willful failure to perform the material duties of his position after written notice from the Company; fraud, misappropriation or comparable acts of dishonesty with regard to the Company; felony conviction; illegal use of drugs; intentional and willful misconduct that could subject the Company to criminal or civil liability; an uncured material breach of the employment agreement; or his inability to obtain and maintain any security clearance required for the performance of his duties, other than that caused by the Company.

“Good reason” for this purpose means the occurrence of any of the following events without Mr. Prior’s consent, following written notice from Mr. Prior and an opportunity for the Company to cure: a material adverse change in Mr. Prior’s authority, duties or responsibilities, a material reduction in his base salary, other than a less than 10% reduction which is applied to the Company’s senior officers generally; the relocation of Mr. Prior’s place of business to a place outside of a 50-mile radius from the Company’s current corporate headquarters and farther from his place of residence than the current corporate headquarters; or a material breach of the Agreement by the Company.

To receive the additional termination benefits described above, Mr. Prior must sign and not revoke a general release and waiver of claims against the Company. Mr. Prior will also be subject to certain restrictive covenants during and following his employment with the Company.

The termination benefits payable to Mr. Prior under the employment agreement will be in lieu of any other termination compensation Mr. Prior might otherwise be entitled to receive under any other employee benefit plan, program or policy of the Company. However, if upon Mr. Prior’s termination of employment he would otherwise be entitled to receive termination compensation under both the employment agreement and the change in control agreement described below, the termination compensation payable to him under the change in control agreement will supersede and be in lieu of any termination compensation he would otherwise be entitled to receive under the employment agreement.

Additional benefits Mr. Prior would have received if he had been terminated without cause or had terminated for good reason on December 31, 2009 (other than in connection with a change in control, and subject to satisfaction of the conditions described above) are shown below in the Other Potential Post-Termination Payments table on page 36.

None of our other executives are entitled to any payments on a termination without cause, other than in connection with a change in control, as explained below.

➢	Death or Disability

Amounts payable to the named executive officers had they died or become disabled on December 31, 2009 are shown below in the Other Potential Post-Termination Payments table on page 36.

➢	Change in Control

During, 2009, the Company entered into change in control protection agreement with each of the NEOs other than Mr. Pedersen. The initial term of the agreements is for two years for Messrs. Phillips and Prior and one year for Messrs. Addeo and Varner. The term is automatically renewed for successive one year periods unless either the Company or the executive gives notice of its non-renewal at least 90 days in advance of its automatic renewal date. The term automatically expires upon the executive’s termination of employment for any reason prior to the occurrence of a change in control.

Upon the occurrence of a change in control during the term of the agreement, the executive will immediately vest in all unvested stock options or other equity awards held by him at the time of the change in control.

A “change in control” for this purpose means the acquisition by any person (other than acquisitions by the Company or certain excluded persons affiliated with the Company) of 50% or more of the outstanding voting power of ManTech’s stock; a change in the majority of the Company’s board of directors that is not consented to by the existing board of directors; a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the Company’s assets where the Company’s shareholders immediately before such transaction own directly or indirectly less than 50% of the Company’s outstanding voting power immediately following such transaction; or stockholder approval of a complete liquidation or dissolution of the Company.

If, during the two year period (for Messrs. Phillips and Prior) or six-month period (for Messrs. Addeo and Varner) following a change in control that occurs during the term of the agreement, the executive resigns his employment with the Company without good reason, the executive’s employment is terminated for cause, or the executive’s employment terminates as a result of his death or disability, then he will receive only his accrued but unpaid compensation through the date of termination.

“Good reason” for this purpose means the occurrence of any of the following events without the executive’s consent: a material adverse change in the executive’s authority, duties or responsibilities; a material reduction in his base salary; the relocation of the executive’s place of business to a place outside of a 50-mile radius from the Company’s current corporate headquarters and farther from his place of residence than the current corporate headquarters; or (for Messrs. Phillips and Prior) a material breach of the agreement by the Company.

“Cause” for this purpose means the executive’s continued willful (for Messrs. Phillips and Prior) or reckless (for Messrs. Addeo and Varner) failure to perform the material duties of his position after written notice from the Company; fraud, misappropriation or comparable acts of dishonesty with regard to the Company; felony conviction; illegal use of drugs; intentional and willful (for Messrs. Phillips and Prior) or reckless (for Messrs. Addeo and Varner) misconduct that could subject the Company to criminal or civil liability; an uncured material breach of the agreement by the executive; or the executive’s inability to obtain and maintain any security clearance required for the performance of his duties.

If, during the two-year (for Messrs. Phillips and Prior) or six-month (for Messrs. Addeo and Varner) post-change in control period (or during the 30-day period immediately preceding a change in control that occurs during the term of the agreement), the executive resigns his employment with good reason or is terminated by the Company (or a successor employer) other than for cause, then the executive will be entitled to the following additional termination benefits:

➢

A lump sum payment equal to a multiple of his annual base salary for the year of termination and target annual bonus (with a minimum bonus of at least the percentage of base salary for Messrs. Phillips and Prior) stated below:

Executive	% of Salary	Minimum Bonus %
Lawrence B. Prior, III	2.5	120
Kevin M. Phillips	2.5	85
Louis M. Addeo	1.5	—
L. William Varner, III	1.5	—

➢

For Messrs. Phillips and Prior, a pro-rated annual bonus amount for the year of termination, pro-rated based on his service during the year through the date of termination and subject to satisfaction of the applicable performance conditions related to such bonus opportunity through the end of the year, and

➢

For Messrs. Phillips and Prior, in the event the termination benefits otherwise payable to the executive under the agreement are subject to the excise tax on excess golden parachute payments under Section 4999 of the Internal Revenue Code, then the total amount of the payments will be reduced to the maximum level that could still be paid to the executive without causing the payments to be subject to the excise tax. To receive the various termination benefits described above, the executive must sign and not revoke a general release and waiver of claims against the Company. The termination benefits payable to the executive under the agreement will be in lieu of any other termination benefits that the executive might otherwise be entitled to receive under any other employee benefit plan, program or policy of the Company.

Amounts payable if a change in control had occurred on December 31, 2009 (and, with respect to the lump-sum payments, if the executive’s employment had terminated under circumstances which would have qualified the executive for such payment under the agreements) are shown in the Other Potential Post-Termination Payments table on page 36.

OTHER POTENTIAL POST-TERMINATION PAYMENTS

NEO	Termination Event	Severance Payment	Life Insurance Death Benefit [1]	Maximum LTD Annual Benefit [2]	# of Options Accelerated (Aggregate Spread 3)
George J. Pedersen	Termination w/o Cause	$1,625,000	—	—	—
	Death	—	$625,000	—	—
	Disability	—	—	$180,000	—

Lawrence B. Prior, III	Termination w/o Cause or Termination for Good Reason	$2,200,000	—	—	133,000($0)
	Death	—	$1,250,000	—	400,000($0)
	Disability	—	—	$180,000	400,000($0)
	CIC w/ Qualifying Termination [4]	$5,017,382	—	—	400,000($0)

Kevin M. Phillips	Death	—	$1,250,000	—	66,667($398,071)
	Disability	—	—	$180,000	66,667($398,071)
	CIC w/ Qualifying Termination [4]	$2,043,157	—	—	66,667($398,071)

Louis M. Addeo	Death	—	$1,250,000	—	90,000($420,100)
	Disability	—	—	$180,000	90,000($420,100)
	CIC w/ Qualifying Termination	$1,443,750	—	—	90,000($420,100)

L. William Varner, III	Death	—	$1,125,010	—	40,000($166,000)
	Disability	—	—	$180,000	40,000($166,000)
	CIC w/ Qualifying Termination	$562,500	—	—	40,000($166,000)

[1]	The amounts in this column would have been payable from life insurance policies for which the Company paid the premiums upon the death of the executive as of December 31, 2009.

[2]

The amounts in this column would have been payable from a disability insurance policy for which the Company pays the premiums upon the permanent disability of the executive as of December 31, 2009. Long-term disability pays 60% of salary, up to a maximum monthly benefit of $15,000. The benefit is generally payable until age 67.

[3]	Based on the fair market value (closing price) of our stock on December 31, 2009.

[4]

The amounts payable to Messrs. Phillips and Prior are limited to avoid the excise tax under Section 4999 of the Internal Revenue Code. Without imposition of the limitation, the amounts payable would have been higher than those listed above by the following amounts: $600,332 for Mr. Prior and $541,327 for Mr. Phillips.

Executive Officers

We have set forth below the names and ages (as of the Mailing Date) of our current executive officers and their respective positions with us. Biographical information for each of our executive officers is presented following the table (the biographical information for Messrs. Pedersen and Prior was presented in the Information Regarding the Nominees for Election as Directors section of this proxy statement).

Our executive officers serve at the discretion of the Board of Directors.

Name	Age	Position
George J. Pedersen	74	Chairman of the Board and Chief Executive Officer
Lawrence B. Prior, III	54	President and Chief Operating Officer
Kevin M. Phillips	48	Executive Vice President and Chief Financial Officer
John J. Fitzgerald	56	Senior Vice President Finance and Controller
Louis M. Addeo	58	Subsidiary President
L. William Varner, III	58	Subsidiary President
Terrence M. Ryan	51	Subsidiary President

Kevin M. Phillips.    Mr. Phillips is Executive Vice President and Chief Financial Officer of the Company. Prior to being named Chief Financial Officer, Mr. Phillips served as Corporate Vice President and Chief of Staff for the Company, in which capacity he played an active role in the integration of acquisitions and other strategic business issues. Mr. Phillips joined the Company in February 2003. He was formerly the Chief Financial Officer of CTX Corporation, a leading provider of information technology and software strategies and solutions to the national intelligence community. Mr. Phillips spent seven years in the executive management of CTX Corporation. Prior to that, he held various roles including controllerships in IT services providers to the government.

John J. Fitzgerald.    Since April 2004, John Fitzgerald has been the Company’s Senior Vice President of Finance and Controller. In July 2006, he was promoted to Principal Accounting Officer. Previously, he was Vice President and Controller at DynCorp. Prior to that, he was Vice President and Controller at Litton/PRC Inc. a division of Litton Industries Inc. from 1992-1997. He has also held various senior financial positions including Chief Financial Officer at other companies. He started his career at Ernst & Ernst.

Louis M. Addeo.    Mr. Addeo is President of our Technical Services Group (TSG). Mr. Addeo joined the Company in March 2009. Prior to joining the Company, from 2007 until January 2009, Mr. Addeo served as chief operating officer of Serco, North America, a subsidiary of Serco Group, a 40,000 person organization operating in 30 countries. From 2001 to 2006, Mr. Addeo served as the President of AT&T Government Solutions, a $1.5 billion business segment providing a broad array of complex business IT and services solutions to federal, civilian, Department of Defense (DoD) and Intelligence Community customers. Mr. Addeo previously served in a variety of other capacities during his almost 30-year tenure with AT&T.

L. William Varner, III.    Mr. Varner was named President of our Mission, Cyber & Technology Solutions Group (MCTS) in September 2009. From 2004 until September 2009, Mr. Varner was a Vice President, Corporate Officer, and Executive Director of the Intelligence Operations Operating Unit, a $400 million organization, for Northrop Grumman/TASC, which specialized in highly technical engineering and operations support to the Intelligence Community. While at TASC his business grew substantially and his team earned Capability Maturity Model Integration Level 5 certification in software development. Prior to his service with the Intelligence Operations Operating Unit, Mr. Varner was a Vice President of the Signal and Information Processing Business Unit for TASC. He joined TASC in 1978 where he held positions of increasing responsibility in project, program, and line management before becoming a senior executive.

Terrence M. Ryan.    Mr. Ryan was named President of our Systems Engineering & Advanced Technology Group (SEAT) in September 2009. He joined the Company from Mercury Federal Systems where he was the President and Chairman since March 2007. From February 2005 to February 2006, he was Senior Vice President of Strategic Development for SAIC, responsible for strategy, and mergers and acquisitions for the Intelligence, Security and Technology Group, a business segment which earned approximately $3 billion in revenue. Prior to SAIC, Mr. Ryan was the Vice President and Director for SRA International’s C4ISR Center, from February 2002 to February 2005, and President, CEO and Director of Adroit Systems, Inc. He also served as the DoD Director of Intelligence, Surveillance and Reconnaissance.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Deloitte & Touche LLP (D&T), the Company’s independent auditor for 2009, is responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles. Additionally, D&T is responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.

In this context, we have reviewed and discussed with both management and our independent auditor the Company’s audited financial statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and D&T’s evaluation of the Company’s internal control over financial reporting, in each case for the year ended December 31, 2009. The Audit Committee has discussed with D&T those matters required to be discussed by the Securities and Exchange Commission and Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

D&T has provided us with the written disclosures and the letter from the independent accountant pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with D&T the auditor’s independence from the Company and its management. The Audit Committee has concluded that D&T’s provision of audit and non-audit services to the Company is compatible with D&T’s independence.

Based upon the considerations, reviews and discussions referred to above, we recommended to the Board (and the Board approved) the inclusion of the audited financial statements for the year ended December 31, 2009 in the Company’s Annual Report on Form 10-K for 2009.

The Audit Committee of the Board of Directors

Barry G. Campbell, Chairman

Walter R. Fatzinger, Jr.

Richard J. Kerr

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

PROPOSAL 2

The Audit Committee of the Board is responsible for selecting and appointing our independent auditors. The Audit Committee has appointed the firm of Deloitte & Touche LLP to serve as our independent auditors for the fiscal year ending December 31, 2010, subject to the ratification of such appointment by the stockholders at the Annual Meeting. Although stockholder approval is not required by our bylaws or otherwise, we are submitting the appointment of D&T for ratification in order to obtain the views of our stockholders.

In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent auditing firm at any time during the year if the Audit Committee believes that a change would be in the best interests of the Company and its stockholders.

In appointing D&T as our independent auditors for the fiscal year ending December 31, 2010, the Audit Committee considered whether D&T’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.

D&T served as our independent auditor in 2009. We expect that representatives of D&T will be present at the Annual Meeting and will be available to respond to appropriate questions. Those representatives will also have an opportunity to make a statement or comment on the financial statements if they wish to do so.

Policy Regarding Audit Committee Pre-Approval of Audit and Permitted Non-audit Services

Our Audit Committee charter contains the Audit Committee’s policies for pre-approval of audit and permitted non-audit services performed by our independent auditor. The requirement for pre-approval, in part, allows us to assess whether the provision of such services might impair the auditor’s independence.

The Audit Committee approves the annual audit services engagement and (if necessary) any material changes in terms, conditions and fees resulting from changes in audit scope or other matters.

The chairman of the Audit Committee has been authorized by the Audit Committee to pre-approve any services arising during the year that were not pre-approved by the Audit Committee at the time of the annual audit services engagement. Services that are pre-approved by the Audit Committee chairman are then communicated to the full Audit Committee at the Audit Committee’s next regularly scheduled meeting.

For each proposed service, the independent auditor is required to provide back-up documentation detailing the service. The Audit Committee regularly reviews summary reports provided to us by our independent auditor. During 2009, all services performed by D&T were approved by the Audit Committee pursuant to the Audit Committee’s pre-approval policies.

Fees Paid to Deloitte & Touche LLP

The following table presents the aggregate fees that we were billed for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the Deloitte Entities) for the fiscal years ended December 31, 2008 and 2009:

Type of Fees	2008	2009
Audit Fees	$1,848,711	$1,286,018
Audit-Related Fees	234,185	124,362
Tax Fees	113,652	104,521
All Other Fees	35,000	20,000

TOTAL	$2,231,548	$1,534,901

In the table above, in accordance with the definitions and rules of the SEC

➢

Audit Fees are fees that we paid to the Deloitte Entities for professional services rendered for the audit of our consolidated financial statements that are included in our Annual Reports on Form 10-K, the audit of the Company’s internal control over financial reporting, and the review of financial statements included in our Quarterly Reports on Form 10-Q.

➢

Audit-Related Fees consist of fees that we paid to the Deloitte Entities for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Audit-Related Fees include services performed in connection with the audits of our 401(k) plans, Employee Stock Ownership Plan, and other benefit plans.

➢	Tax Fees are fees that we paid to the Deloitte Entities for professional services rendered for tax compliance, tax advice and tax planning.

➢

All Other Fees are fees that we paid to the Deloitte Entities for products and services that were not included in the first three categories, and include consultation services related to government contracting compliance issues.

Recommendation of the Board of Directors

The Board recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP to serve as our independent auditors for the fiscal year ending December 31, 2010. All proxies executed and returned will be voted “FOR” the ratification of the appointment of Deloitte & Touche LLP unless the proxy specifies otherwise.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Transactions with Related Persons

In 2009, the Audit Committee revised the Company’s policy and procedures for the review, approval and monitoring of all transactions involving the Company and “Related Parties” (the Policy). Under the Policy, a Related Party is any director, executive officer, director nominee, 5% or greater stockholder, or an immediate family member of any of these people. With certain exceptions that are detailed in the Policy, a Related Party Transaction is any arrangement, transaction or relationship in which the Company is a participant and any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or less than 10% beneficial owner of another entity).

Under the Policy, the Audit Committee is responsible for reviewing and approving all Related Party Transactions. If a director is involved in the proposed transaction, he or she will not participate in discussions and decisions about the proposed transaction. In determining whether to approve a proposed Related Party Transaction, the Audit Committee will take into account, among other factors:

➢

the material facts and circumstances of the transaction (such as the nature of the Related Party’s interest, the value of the proposed transaction, the benefit to the Company and whether the transaction is on terms comparable to an arms-length transaction);

➢	any potential impact on a director’s independence;
➢	public disclosure issues; and
➢	any anticipated perception issues related to the transaction.

If the Audit Committee approves a Related Party Transaction, and the transaction is anticipated to be continuing, the Audit Committee may establish guidelines for senior management to follow in those continuing dealings with the Related Party. In these cases, the Audit Committee is responsible for periodically (and at least annually) reviewing and assessing the ongoing relationships to ensure they are in compliance with the Audit Committee’s guidelines and that the Related Party Transaction remains appropriate. Additionally, the Audit Committee has adopted certain “standing approvals” for some common Related Party Transactions involving de minimis amounts (including certain types of compensation decisions for employees who are family members of Related Parties and charitable contributions to entities that have relationships with Related Parties) that fall below the minimum threshold for public disclosure.

The Policy requires that transactions that exceed the minimum threshold for disclosure in our proxy statement under the relevant SEC rules shall be disclosed in accordance with the applicable laws, rules and regulations.

Related Party Transactions

Employee Relationships

Ms. Christine Lancaster, our Assistant Vice President and Assistant Corporate Secretary, is the daughter of Mr. Pedersen, our Chairman of the Board and CEO. Ms. Lancaster has been employed by us on a full-time basis since 1984. For 2009, Ms. Lancaster received salary compensation of $134,844 and a bonus of $13,000.

Transactions with New River Systems

Mr. Kent Warren, who is the son-in-law of Mr. Pedersen, has a 40% ownership interest in New River Systems, a disabled veteran-owned small business that provides technical services and specializes in enterprise integration, systems engineering, ERP and program management. The Company has and may continue to enter into contractual relationships with New River Systems, which may include subcontracts. The Company is currently finalizing a mentor/protégé relationship with New River Systems, and is currently awaiting customer approval of the agreement. New River Systems received payment for services of $333,028 in 2009.

Compensation Committee Interlocks and Insider Participation

No members of our Compensation Committee in fiscal year 2009 were officers or employees of the Company or former officers of the Company and no members of our Compensation Committee had any relationship with the Company during fiscal year 2009 requiring disclosure as a related party transaction under the SEC’s rules.

None of our executive officers in fiscal year 2009 served as a director or member of the compensation committee (or other board committee performing equivalent functions) of any other entity which had an executive officer serving as one of our directors or member of our Compensation Committee.

BENEFICIAL OWNERSHIP OF OUR STOCK

Ownership by Our Directors and Executive Officers

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of March 18, 2010 by each of the following:

➢	Our named executive officers (identified in the Summary Compensation Table)

➢	Our directors and director nominees

➢	Our current directors and executive officers, as a group

We have determined beneficial ownership in accordance with the rules and regulations of the Exchange Act.

Unless otherwise indicated, the persons included in the table below have sole voting and investment power over the shares reported. In addition, because Class B Common Stock may be voluntarily converted into Class A Common Stock on a share-for-share basis, each share of Class B Common Stock also represents beneficial ownership of a share of Class A Common Stock. However, for purposes of this presentation, share amounts and ownership percentages are presented without regard to convertibility. The address for each person in the table below is the mailing address of our principal executive offices: 12015 Lee Jackson Highway, Fairfax, VA 22033-3300.

	Class A Common Stock			Class B Common Stock		Total Voting Power (2) (3)
Name	Total Shares Beneficially Owned (1)	Number of Option Shares (1)	Percent of Class (2)	Total Shares Beneficially Owned	Percent of Class
George J. Pedersen (4)	—	—	—	13,605,345	100%	85.8%
Lawrence B. Prior, III (5)	25,033	—	*			*
Kevin M. Phillips (6)	98,685	88,333	*			*
Louis M. Addeo (7)	21,700	21,667	*			*
L. William Varner, III	—	—	—			—
Richard L. Armitage	14,500	14,500	*			*
Mary K. Bush	10,833	10,833	*			*
Barry G. Campbell	6,667	6,667	*			*
Walter R. Fatzinger, Jr. (8)	37,525	34,500	*			*
David E. Jeremiah	27,500	27,500	*			*
Richard J. Kerr	34,500	34,500	*			*
Kenneth A. Minihan	17,500	17,500	*			*
Stephen W. Porter	34,500	34,500	*			*
All directors and executive officers as a group (15 persons):	328,943	290,500	1.5%	13,605,345	100%	86.0%

[1]

Shares of common stock subject to options that are or will become exercisable within 60 days after March 18, 2010 comprise the number of shares listed under the column “Number of Option Shares,” and such shares are also included in computing the total shares of Class A Common Stock beneficially owned by such individual under the column “Total Shares Beneficially Owned.”

[2]

An asterisk indicates that the total beneficial ownership of the class of stock or the total voting power of our outstanding common stock (in each case, including shares subject to options that may be exercised within 60 days) is less than 1%.

[3]	The holders of our Class A Common Stock are entitled to one (1) vote per share, and the holders of our Class B Common Stock are entitled to ten (10) votes per share.

[4]

Includes (i) 13,549,760 shares of Class B Common Stock held in the name of George J. Pedersen, (ii) 54,417 shares of Class B Common Stock held by the ManTech Special Assistance Fund, Inc., a fund over which Mr. Pedersen has voting and investment control and as to which Mr. Pedersen disclaims beneficial ownership, and (iii) 1,168 shares of Class B Common Stock held by Mr. Pedersen’s wife, Marilyn A. Pedersen.

[5]

Includes (i) 25,000 shares of restricted stock granted on March 15, 2010, and (ii) 33 shares of Class A Common Stock vested in the name of Lawrence B. Prior, III that are held by the ManTech International Corporation Employee Stock Ownership Plan.

[6]

Includes (i) 10,000 shares of restricted stock granted on March 15, 2010, and (ii) 352 shares of Class A Common Stock vested in the name of Kevin M. Phillips that are held by the ManTech International Corporation Employee Stock Ownership Plan.

[7]	Includes 33 shares of Class A Common Stock vested in the name of Louis M. Addeo that are held by the ManTech International Corporation Employee Stock Ownership Plan.

[8]	Includes 2,225 shares of Class A Common Stock held by Fidelity Brokerage Services LLC for Helen C. Fatzinger, as to which Mr. Fatzinger disclaims beneficial ownership.

Ownership by Holders of More Than 5% of Our Class A Common Stock

The following table details certain information with regard to the beneficial ownership of the owners of more than 5% of our outstanding Class A Common Stock, as of December 31, 2009.

Name and Address	Number of Shares Beneficially Owned and Nature of Beneficial Ownership (1) (2) (3) (4) (5)	Percent of Outstanding Class A Common Stock (6)	Percent of Outstanding Class B Common Stock (6)	Total Voting Power (6)
George J. Pedersen 12015 Lee Jackson Hwy, Fairfax, VA 22033	13,605,345		100%	85.9%
Neuberger Berman, Inc. 605 Third Avenue, New York, NY 10158	2,879,673	12.9%		1.8%
Royce & Assoiciates, LLC 745 Fifth Avenue, New York, NY 10151	1,949,372	8.7%		1.2%
Blackrock, Inc. 40 East 52nd Street, New York, NY 10022	1,633,563	7.3%		1.0%
TimesSquare Capital Management, LLC 1177 Avenue of the Americas, 39th FL, New York, NY, 10036	1,285,500	5.8%		0.8%
The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	1,185,932	5.3%		0.7%

[1]

As reported on a Schedule 13G/A filed by Neuberger Berman, Inc. on February 16, 2010. According to such Schedule 13G/A, Neuberger Berman Group, LLC and Neuberger Berman, LLC have shared voting power with respect to 2,439,100 of these shares, and shared dispositive power with respect to all 2,879,673 of these shares; Neuberger Berman Management LLC reported shared voting and shared dispositive power with respect to 2,438,000 of these shares; and Neuberger Berman Equity Funds reported shared voting and shared dispositive power with respect to 2,426,100 of these shares.

[2]

As reported on a Schedule 13G/A filed by Royce & Associates, LLC on January 26, 2010. According to such Schedule 13G/A, Royce & Associates, LLC beneficially owns 1,949,372 shares, and has the sole voting power with respect to all 1,949,372 shares, and sole dispositive power with respect to all 1,949,372 shares.

[3]

As reported on a Schedule 13G filed by Blackrock, Inc. on January 29, 2010. According to such Schedule 13G/A, Blackrock, Inc. beneficially owns 1,633,563 shares, and has the sole voting power with respect to all 1,633,563 of these shares, and sole dispositive power with respect to all 1,633,563 of these shares.

[4]

As reported on a Schedule 13G filed by TimesSquare Capital Management, LLC on February 9, 2010. According to such Schedule 13G, TimesSquare Capital Management, LLC beneficially owns 1,285,500 shares, and has the sole voting power with respect to 1,145,600 of these shares, and sole dispositive power with respect to all 1,285,500 shares.

[5]

As reported on a Schedule 13G filed by The Vanguard Group, Inc. on February 5, 2010. According to such Schedule 13G, The Vanguard Group, Inc. beneficially owns 1,185,932 shares, and has the sole voting power with respect to 34,461 of these shares, shared dispositive power with respect to 34,461 of these shares, and sole dispositive power with respect to 1,151,471 of these shares.

[6]

Based on 22,392,037 shares of Class A Common Stock and 13,605,345 shares of Class B Common Stock outstanding on December 31, 2009. The holders of our Class A Common Stock are entitled to one (1) vote per share, and the holders of our Class B Common Stock are entitled to ten (10) votes per share. The Class B shares may be converted by their holder into Class A shares at any time.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC, and to furnish us with copies of such Section 16 reports that they file.

Based solely upon our review of copies of such reports received by it and written representations from our officers and directors that no other reports were required for them, we believe that our officers, directors and 10% stockholders complied with their Section 16(a) filing obligations for 2009 and timely filed all reports required to be filed pursuant to Section 16(a) for 2009.

Stockholder Proposals

In order for a stockholder proposal to be considered for inclusion in our proxy statement for our 2011 Annual Meeting of Stockholders pursuant to Rule 14a-8(e) of the Exchange Act, the proposal must be received by our Corporate Secretary at 12015 Lee Jackson Highway, Fairfax, VA 22033-3300, no later than December 2, 2010. The stockholder proposal, including any accompanying supporting statement, may not exceed 500 words. Notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process mentioned above must be received by our Corporate Secretary between December 2, 2010 and January 31, 2011 in order to be considered timely. As to all such matters for which we do not receive notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in our proxy relating to the 2011 Annual Meeting of Stockholders. However, if we determine to change the date of the 2011 Annual Meeting of Stockholders by more than 30 days from May 12, 2011, we will provide stockholders with a reasonable time before we begin to print and mail our proxy materials for the 2011 Annual Meeting of Stockholders, so that our stockholders have an opportunity to make proposals in accordance with the rules and regulations of the SEC.

Incorporation by Reference and Other Information

We have included our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (and our audited financial statements for such fiscal year) with this proxy statement; however, the Annual Report and the audited financial statements are not incorporated by reference into this proxy statement, do not constitute a part of the proxy soliciting material, and are not subject to the liabilities of Section 18 of the Exchange Act. You may request additional copies of the accompanying Annual Report, without charge, by contacting our investor relations department.

Available Information

You may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the financial statements, financial statement schedules and exhibits), without charge, by sending a written request to our Corporate Secretary, Jeffrey S. Brown, at ManTech International Corporation, 12015 Lee Jackson Highway, Fairfax, VA 22033-3300, or by calling (703) 218-6098.

Additionally, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed with or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on the Corporate Governance page of our Website, as soon as reasonably practicable after we electronically file such reports with the SEC. Information contained on our Website is not a part of this proxy statement.

By Order of the Board of Directors

George J. Pedersen

Chairman of the Board and Chief Executive Officer

Fairfax, Virginia

April 1, 2010

Appendix A

Companies Included in Executive Compensation Surveys

Some of the companies listed on this Appendix A are not similarly-sized companies within the business software and services industry, and would not be included in the survey averages used for compensation determinations. Because of the structure of the surveys, it is not possible to identify which of the companies listed below were actually included in the survey averages used for any of our named executive officers. Therefore, this Appendix A includes all companies which might have been included in the survey averages used.

1-800 CONTACTS, Inc.

3M Company

7-Eleven, Inc.

99 Cents Only Stores

A & E Television Networks

A. O. Smith Corporation

A. Schulman, Inc.

AAA

AAF International

ABB, Inc.

Abbott Laboratories

Abercrombie & Fitch Company

ABM Industries, Inc.

Abrazo Health Care

Abt Associates Inc.

Accor North America

ACE Limited - ACE USA

ACH Food Companies

Activision Blizzard, Inc.

Actuant Corporation

Acuity

Acuity Brands, Inc.

ACUMED LLC

Adams Resources & Energy, Inc.

Aditya Birla Minacs

Administaff

Adobe Systems Incorporated

ADTRAN Incorporated

Advance Auto Parts

Advanced Micro Devices, Inc.

Adventist Health System

Advocate Healthcare

AECOM Technology Corporation

Aegon USA

Aeronix, Inc.

Aeropostale, Inc.

AET Inc. Ltd

Aetna, Inc.

Affiliated Computer Services, Inc.

Affinia Group, Inc.

Affinity Plus Federal Credit Union

AFLAC Incorporated

AGCO Corporation

AgFirst

Agilent Technologies, Inc.

AGL Resources

Agnesian HealthCare

AgriBank, FCB

AIPSO

Air Frame Manufacturing & Supply Company, Inc.

Air Products & Chemicals, Inc.

Airlines Reporting Corporation

AirTran Holdings, Inc.

AK Steel Holding Corporation

Aker Solutions

Akzo Nobel, Inc.

Alaska Air Group, Inc.

Albemarle Corporation

Alcoa, Inc.

Alex Lee, Inc.

Alexander & Baldwin, Inc.

Alfa Laval, Inc.

Allegheny County Sanitary Authority

Allegheny Energy, Inc.

Allegheny General Hospital

Allegheny Technologies Incorporated

Alle-Kiski Medical Center

Allergan, Inc.

Allete

Alliance Data Systems Corporation

Alliance Residential Company

Alliant Energy Corporation

Alliant Techsystems

Allina Health System

Alpha Innotech Corporation

Alpha Natural Resources, Inc.

ALSAC/St Jude Children’s Research Hospital

Alstom Power US

Alticor, Inc.

Altria Group, Inc.

Altru Health System

Amazon.com, Inc.

Amcor PET Packaging, Inc.

Amcore Bank

AMEC Americas

Ameren Corporation

American Airlines

American Axle & Manufacturing Holdings, Inc.

American Cancer Society

American Capital Strategies

American Century Investments

American College of Emergency Physicians

American Commercial Lines, Inc.

American Dehydrated Foods, Inc.

American Eagle Outfitters

American Electric Power Company, Inc.

American Enterprise

American Enterprise Group Inc.

American Express Company

American Family Insurance

American Financial Group

American Greetings Corporation

American Heart Association

American Institute of Physics

American International Group, Inc.

American Medical Association

American Power Conversion Corporation

American Red Cross

American University

American Water

Americas Styrenics

AmeriGas Propane, Inc.

AMERIGROUP Corporation

AmeriPride Services Inc.

Ameriprise Financial, Inc.

AmerisourceBergen Corporation

Ameristar Casinos, Inc.

Ames True Temper

AMETEK, Inc.

AMETEK, Inc./Advanced Measurement Technology, Inc.

Amgen, Inc.

Amkor Technology, Inc.

Amphenol Corporation

Amplifon USA

AMR Corporation

Amtrak

AmTrust Bank

Anadarko Petroleum Corporation

Analog Devices, Inc.

Anchor Bank North America

Andersen Corporation

ANH Refractories Company

Anixter International, Inc.

Anne Arundel Medical Center

AnnTaylor Stores Corporation

AOL LLC

Aon Corporation

APAC Customer Services

Apache Corporation

Apartment Investment and Management Company

APL Ltd

APM Terminals North America Inc.

Apollo Group

Apple, Inc.

Applied Materials, Inc.

AptarGroup, Inc.

ARAMARK Corporation

Arch Coal, Inc.

Archstone

Areva NP, Inc.

Argonaut Group

Argonne National Laboratory

ARINC, Inc.

Arkansas Best Corporation

Arkansas Blue Cross Blue Shield

Arlington County Government

Armstrong World Industries, Inc.

Army & Air Force Exchange Service

Arnica Mutual Insurance Company

Arnold and Porter, LLP

Arrow Electronics, Inc.

ArvinMeritor, Inc.

Asbury Automotive Group, Inc.

ASCAP

Ascent Media Group

Ashland, Inc.

Asset Marketing Service, Inc.

Associated Banc-Corp

Assurant Health

Assurant, Inc.

Astoria Federal Savings

Asurion Corporation

AT&T, Inc.

Atlas Van Lines, Inc.

Atmos Energy Corporation

Aurora Healthcare

Aurora Loan Services

Autodesk, Inc.

Autoliv North America, Inc.

Automatic Data Processing (ADP)

Automobile Club of Southern California

AutoNation, Inc.

AutoZone, Inc.

AvalonBay Communities, Inc.

Aveda Corporation

Avery Dennison Corporation

Aviall, Inc.

Avis Budget Group

Avista Corporation

Aviva USA

Avon Products, Inc.

AXA Equitable

Axcess Financial

Axsys

AZZ Inc.

B Braun Medical, Inc.

B&H Photo

Babcock & Wilcox Company

Babson College

Bacardi USA, Inc.

BAE Systems, Inc. Land & Armaments

BAE Systems, Inc. TSS

Baker Hughes Incorporated

Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

Baldor Electric Company

Ball Corporation

Ball State University

Banco Popular North America

Bank of America Corporation

Bank of the West

Baptist Health

Baptist Health South Florida

Baptist Health System

Barloworld Handling

Barnes & Noble, Inc.

Barquin International

Basler Electric Company

Bausch & Lomb, Inc.

Baxa Corporation

Baxter International, Inc.

Baylor College of Medicine

Baylor Health Care System

Baylor Health Care System Foundation

Baystate Health System

BB&T Corporation

BE Aerospace, Inc.

Beacon Roofing Supply, Inc.

BearingPoint, Inc.

Beazer Homes USA, Inc.

Bechtel Corporation

Bechtel Plant Machinery, Inc.

Bechtel Systems & Infrastructure, Inc.

Beckman Coulter, Inc.

Becton, Dickinson and Company

Behr America, Inc.

Belden, Inc.

Belk, Inc.

Belo Corp

Bemis Company, Inc.

Bemis Manufacturing Company

Benchmark Electronics, Inc.

Berkshire Hathaway, Inc.

Berwick Offray LLC

Best Buy Co., Inc.

BG US Services

Big Lots, Inc.

Biodynamic Research Corporation

Biogen Idec, Inc.

Biomet

Bio-Rad Laboratories, Inc.

Birmingham-Southern College

BJ Services Company

BJC HealthCare

BJ’s Wholesale Club, Inc.

BlackRock, Inc.

Blockbuster, Inc.

BloodSource

Blue Cross & Blue Shield of Nebraska

Blue Cross & Blue Shield of Rhode Island

Blue Cross & Blue Shield of South Carolina

Blue Cross & Blue Shield of Tennessee

Blue Cross and Blue Shield of Alabama

Blue Cross and Blue Shield of Kansas

Blue Cross and Blue Shield of Massachusetts

Blue Cross and Blue Shield of North Carolina

Blue Cross Blue Shield of Louisiana

Blue Cross of Idaho Health Service, Inc.

Blue Cross of Northeastern Pennsylvania

Blue Shield of California

BlueCross BlueShield of Arizona

BlueCross BlueShield of Florida

BlueCross BlueShield of Kansas City

BlueLinx Holdings, Inc.

BMW Manufacturing Co, LLC

BMW of North America, LLC

Board of Governors of the Federal Reserve System

Bob Evans Farms, Inc.

Boeing Employees Credit Union

Boise Cascade Holdings LLC

Boise Cascade, LLC

Boise, Inc.

BOK Financial, Inc.

Booz Allen Hamilton

Borders Group, Inc.

BorgWarner, Inc.

Bosch Packaging Services

Boston Market Corporation

Boston Scientific Corporation

Bovis Lend Lease

Boy Scouts of America

Boyd Gaming Corporate

Boys & Girls Clubs of America

Bradley Corporation

Brady Corporation

Branch Banking & Trust Company

Bremer Financial Corporation

Bridgepoint Education

Briggs & Stratton Corporation

Brightpoint, Inc.

Brink’s Home Security Holdings, Inc.

Bristol Myers Squibb Company

Broadcom Corporation

Broadridge Financial Solutions, Inc.

Brockridge Real Estate

Brookdale Senior Living, Inc.

Brookhaven National Laboratory

Broward Health

Brown and Caldwell

Brown Shoe Company, Inc.

Brownells, Inc.

Brown-Forman Corporation

BRP US, Inc.

Brunswick Corporation

Bryant University

BSSI

Buckeye GP Holdings LP

Buckingham Asset Management, LLC

Bucyrus International, Inc.

Buffets, Inc.

Building Materials Holding Corporation

Bunge Management Services Inc.

Burger King Holdings, Inc.

Burlington Northern Santa Fe Corporation

C&S Wholesale Grocers

C.H. Robinson Worldwide, Inc.

C.R. Bard, Inc.

C4 Advanced Tactical Systems, LLC

Cabela’s Incorporated

Cablevision Systems Corporation

Cabot Corporation

CACI International, Inc.

Caelum Research Corporation

Calibre Systems

California Casualty Management Company

California Hospital Association

California Institute of Technology

California ISO

California Pizza Kitchen

California Water Service Company

Callaway Golf Company

Calpine Corporation

Calumet Specialty Products Partners LP

Cameron International Corporation

Camoplast, Inc.

Campbell Soup Company

Canadian Pacific US

Canal Insurance Company

Canandaigua National Corporation

Canonsburg General Hospital

Canyon Ranch

Capella Education Company

Capgemini

Capital BlueCross

Capital One Financial Corp

Capital Region Health Care Corporation

Cardinal Health, Inc.

Career Education Corporation

Career Service Authority City and County of Denver

CareFirst BlueCross BlueShield

Cargill, Inc.

Carle Clinic Association

Carlisle Companies, Inc.

Carlson Companies, Inc.

CarMax, Inc.

Carnegie Mellon University

Carolinas Healthcare System

Carpenter Technology Corporation

Carroll Hospital Center

Carter

Casino Arizona

Catalyst Health Solutions, Inc.

Caterpillar, Inc.

Catholic Charities Health and Human Services

Catholic Health Initiatives

Catholic Healthcare West (CHW)

CB Richard Ellis

CBS Corporation

CC Media Holdings, Inc.

CDI Corporation

CDM, Inc.

Cedars-Sinai Health System

Celanese Corporation

Celestica

Celgene Corporation

Cell Therapeutics, Inc.

CEMEX, Inc.

Cemex, Inc. US

Cengage Learning

Centegra Health System

Centene Corporation

CenterPoint Energy, Inc.

Central Georgia Health System/The Medical Center of Central Georgia

Century Aluminum Company

CenturyTel, Inc.

Cenveo, Inc.

Cephalon, Inc.

Ceradyne, Inc.

CEVA Logistics Americas

CF Industries Holdings, Inc.

CGGVeritas

CGI Technologies and Solutions, Inc.

CH2M Hill

Chemtreat, Inc.

Chenega Corporation

Chesapeake Energy Corporation

Chevron Corporation

Chicago Transit Authority

Chico’s FAS, Inc.

Children’s Home Society

Children’s Healthcare of Atlanta

Children’s Hospital & Health System

Children’s Hospital & Regional Medical Center, Seattle

Children’s Hospital Boston

Children’s Hospitals and Clinics of Minnesota

Children’s Medical Center of Dallas

Children’s Memorial Hospital

Chipolte Mexican Grill

Chiquita Brands International, Inc.

Choice Hotels International, Inc.

CHS, Inc.

Chumash Employee Resource Center

Church & Dwight Co., Inc.

Church of Jesus Christ of Latter-Day Saints

CIGNA Corporation

Cimarex Energy Company

Cincinnati Children’s Hospital Medical Center

Cincinnati Financial Corporation

Cinemark Holdings, Inc.

Cinetic Automation

Cinetic Landis Corp

Cinetic Sorting Corp

Cirque du Soleil

CIT Group, Inc.

Citationshares

Citi - North America Operations & Technology

Citigroup, Inc.

Citizens Energy Group

Citizens Financial Group, Inc. - RBS Citizens NA

Citizens Property Insurance Corporation

City and County of Denver

City of Austin

City of Charlotte

City of Columbus

City of Frederick

City of Garland

City of Hope

City of Houston

City of Philadelphia

City of Redmond

City of Richmond

Clarian Health Partners

Classified Ventures, LLC

Clean Harbors Environmental Services

Cleco Corporation

Cleveland Brothers Equipment Co, Inc.

Cleveland Clinic

Cliffs Natural Resources, Inc.

Clifton Gunderson LLP

ClubCorp, Inc.

CME Group, Inc.

CMS Energy Corporation

CNA Financial Corporation

CNL Financial Group

Coca-Cola Bottling Company Consolidated

Coca-Cola Enterprises, Inc.

Cognizant Technology Solutions Corporation

Coinstar, Inc.

Colgate-Palmolive Company

Collective Brands, Inc.

College of DuPage

College of William & Mary

Collin County

Colonial Banc Group

Colonial Pipeline Company

Colorado Springs Utilities

Colsa Corporation

Columbia Sportswear Company

Columbus Foods LLC

Comcast Corporation

Comerica Incorporated

Commercial Metals Company

Commonwealth Health Corporation

CommScope, Inc.

Community Health Network

Community Health Systems

Compass Bank

Compass Group, North America Division

Complete Production Services, Inc.

CompuCom Systems, Inc.

Computer Sciences Corporation

Computer Task Group

Computershare

ConAgra Foods, Inc.

Concentra, Inc.

ConocoPhillips

Conseco, Inc.

CONSOL Energy, Inc.

Consolidated Edison, Inc.

Constellation Energy Group, Inc.

Continental Airlines, Inc.

Continuum Health Partners

Convenience Food Systems, Inc.

Convergys Corporation

Con-way, Inc.

Cooper Standard Automotive

Cooper Tire & Rubber Company

Core Laboratories

Core-Mark Holding Company, Inc.

Corinthian Colleges, Inc.

Corn Products International, Inc.

Cornell University

Corning Incorporated

Correctional Medical Services

Corrections Corporation of America

Costco Wholesale Corporation

Country Financial

Country Insurance & Financial

Covance, Inc.

Covenant Health

Coventry Health Care, Inc.

Cox Enterprises, Inc.

Cox Target Media

CPS Energy

Cracker Barrel Old Country Store, Inc.

Crane Company

Cranston Print Works Company

Crawford and Company

Creative Memories

Credit Acceptance Corporation

Cree, Inc.

Croda, Inc.

Crosstex Energy, Inc.

Crowe Horwath LLP

Crowley Maritime Corporation

Crown Castle International Corporation

Crown Cork & Seal

CSX Corporation

Cubic Corporation

Cummins, Inc.

CUNA Mutual Group

Curtiss-Wright Corporation

CVR Energy, Inc.

CVS Caremark

Cypress Semiconductor Corporation

Cytec Industries, Inc.

D & E Communications, Inc.

D.R. Horton, Inc.

Daimler Financial Services

Dairy Management, Inc.

Dakota Electric Association

Dallas Central Appraisal District

Dallas County

Dallas County Community College District

Dallas Fort Worth International Airport

Dal-Tile, Inc.

Dana Holding Corporation

Danaher Corporation

Danaher Motion

Danfoss US

Darden Restaurants, Inc.

Dassault Falcon Jet Corporation

Data Center, Inc.

Data Recognition

DataFlow/Alaska, Inc.

DaVita, Inc.

DCP Midstream, LLC

Dean Foods Company

Deckers Outdoor Corporation

Deere & Company

Dekalb Regional Healthcare Systems

Del Monte Foods Company

Del Monte Fresh Produce Company

Delorme Publishing

Delphi Corporation

Delta Air Lines, Inc.

Delta Dental of Michigan, Ohio, and Indiana

Deluxe Corp

Denny’s Corporation

Denso International America

Denso Manufacturing Michigan, Inc.

DENTSPLY International, Inc.

Denver Health & Hospital Authority

DePaul University

Devon Energy Corporation

DeVry University

DeVry, Inc.

DFW International Airport

Dick’s Sporting Goods

Dickstein Shapiro LLP

Diebold Incorporated

DigitalGlobe

Digitas

Dillard’s, Inc.

Direct Financial Solutions, Inc.

Discover Financial Services Inc.

Discovery Communications, Inc.

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of San Francisco

Federal Reserve Bank of St Louis

Federal Reserve Information Technology

Federal-Mogul Corporation

FedEx

FEI Company

Fender Musical Instruments

Fenwal, Inc.

Ferguson Enterprises, Inc.

Fermi National Accelerator Laboratory

FerrellGas, Inc.

Ferro Corporation

Fidelity National Financial, Inc.

Fidelity National Information Services

Fifth Third Bank

FINRA

First American Corporation

First Bank

First Citizens Bank

First Citizens Bank of South Carolina

First Data Corporation

First Horizon National Corporation

First Interstate BancSystem

First Merchants Corporation

First Midwest Bancorp, Inc.

First Place Bank

First Priority

First Solar, Inc.

FirstEnergy Corporation

Fiserv, Inc.

Fiskars Brands, Inc.

Fleetwood Group

Flexcon Company, Inc.

Flexible Steel Lacing Company

Florida’s Blood Centers, Inc.

Flowers Foods, Inc.

Flowserve Corporation

Fluor Corporation

FMC Technologies, Inc.

Follett Corporation

Foot Locker, Inc.

Ford Motor Company

Forest City Enterprises

Forest Laboratories, Inc.

Fort Dearborn Company

Fort Worth Independent School District

Fortune Brands, Inc.

Foseco Metallurgical, Inc.

Fox Chase Cancer Center

Fox Networks Group

FPL Group, Inc.

Franklin Resources, Inc.

Franklin W Olin College Engineering

Freddie Mac

Freedom Communications, Inc.

Freeman Companies

Freeport-McMoRan Copper & Gold, Inc.

Freescale Semiconductor, Inc.

Fremont Group

Fresenius Medical Care NA

Froedtert & Community Health

Frontier Communications Corporation

Frontier Oil Corporation

F-Secure, Inc. North America

Furniture Brands International, Inc.

G&K Services, Inc.

G. Loomis, Inc.

Gannett Co., Inc.

Gardner Denver, Inc.

Garmin International

GATX Corporation

Gaylord Entertainment

Gazette Communications

GCI Communication Corp

GEICO

Geisinger Health System

GENCO

GenCorp, Inc.

General Cable Corporation

General Dynamics Corporation

General Dynamics Information Technology

General Growth Properties, Inc.

General Motors Corporation

General Nutrition, Inc.

General Parts International, Inc.

Generali USA Life Reassurance Company

Genuine Parts Company

Genworth Financial, Inc.

Genzyme Corporation

Georg Fischer Signet LLC

Georgia Gulf Corporation

Georgia Institute of Technology

Georgia System Operations Corporation

GeoVera Holdings, Inc.

Gerdau Ameristeel

Gilead Sciences, Inc.

Givaudan US

GKN America Corporation

Global Partners LP

Global Payments, Inc.

GMAC, LLC

Godiva, Inc.

Gold Eagle Company

Gold Fields Exploration, Inc.

Golden Horizons LLC

Golden Innovations

Goldman Sachs Group, Inc.

Goodrich Corporation

Google, Inc.

Government Employees Health Association, Inc.

Government Employees Hospital Association, Inc.

Graco Inc.

Grady Health System

Graham Packaging

Grande Cheese Company

Grange Mutual Casualty Company

Grange Mutual Insurance Companies

Granite Construction, Inc.

Graybar Electric Company, Inc.

Great American Financial Resources, Inc.

Great Plains Energy Incorporated

Greater Harris County 9-1-1 Emergency Network

Great-West Life & Annuity Insurance Company

Greatwide Truckload Management

Greenheck Fan Corporation

Greif, Inc.

Greyhound Lines, Inc.

Group 1 Automotive, Inc.

Group Health Cooperative

Grubb & Ellis Company

GTECH Corporation

GTSI Corporation

Guess?, Inc.

GuideStone Financial Resources

Gulfstream Aerospace Corporation

H J Heinz Company

H Lee Moffitt Cancer Center & Research Institute

Halliburton Company

Hanesbrands, Inc.

Hannaford Bros. Company

Hapag-Lloyd (America), Inc.

Harley Davidson Motor Company

Harman International Industries Inc.

Harrah’s Entertainment

Harris Associates LP

Harris County Auditor’s office

Harris County Hospital District

Harris Teeter, Inc.

Harsco Corporation

Hartford Financial Services

Hartford HealthCare Corporation

Harvard Pilgrim Health Care

Harvard University

Harvard Vanguard Medical Associates

Harvey Industries

Hasbro, Inc.

Hastings Mutual Insurance Company

Hatfield Quality Meats

Hawaiian Electric Company

Hawaiian Electric Industries, Inc.

Haynes International, Inc.

Hazelden Foundation

HCA, Inc.

HCC Insurance Holdings, Inc.

HD Supply, Inc.

Health Care Service Corporation

Health Management Associates, Inc.

Health Net, Inc.

Health Partners

Healthcare Management Administrators, Inc.

HealthNow New York

HealthSouth Corporation

HealthSpring, Inc.

HealthTrans

Healthways, Inc.

Heartland Regional Medical Center

H-E-B Grocery Company

Heidrick & Struggles International, Inc.

Helix Energy Solutions Group, Inc.

Helmerich & Payne, Inc.

Hendrick Medical Center

Hendrickson International

Henkel of America

Henry Ford Health System

Henry Schein, Inc.

Herbalife Ltd

Herman Miller, Inc.

Hess Corporation

Hewitt Associates, Inc.

Hewlett-Packard Company

Hexion Specialty Chemicals, Inc.

Highlights for Children, Inc.

Highmark, Inc.

HighMount Exploration & Production LLC

Hill Phoenix

Hill-Rom Holdings, Inc.

Hilti, Inc.

Hilton Hotels Corporation (Promus Hotels)

Hines Interests, LLP

Hitachi

HNI Corporation

HNTB Companies

HNTB Corporation

Holden Industries, Inc.

Holly Corporation

Holy Spirit Hospital

Home Shopping Network

Honeywell International, Inc.

Horizon Blue Cross Blue Shield of New Jersey

Hormel Foods Corporation

Hospira, Inc.

Hospital Sisters Health System

Host Hotels & Resorts, Inc.

Houghton Mifflin Harcourt

Hovnanian Enterprises, Inc.

HSBC-North America

Hub Group, Inc.

Hubbard Feeds, Inc.

Hubbell Incorporated

Hudson City Bancorp, Inc.

Humana, Inc.

Hunt Consolidated

Hunter Douglas Inc.

Hunter Industries

Huntington Bancshares Incorporated

Hunton & Williams, LLP

Huntsman Corporation

Huron Consulting Group

Husky Injection Molding Systems Ltd - US

Hutchinson Technology, Inc.

Hyatt Corporation

Hyatt Hotels Corporation

Hyundai Motor America

IAC/InterActiveCorp

Iasis Healthcare Corporation

IBA USA, Inc.

Icahn Enterprises LP

Idaho Power Company

IDT Corporation

IKEA USA

Illinois Municipal Retirement Fund

Illinois Tool Works, Inc.

Imation Corporation

IMC, Inc.

Imerys

IMS Health, Inc.

Independent Health Association, Inc.

Indianapolis Power & Light Company

Indianapolis Public Schools

Inergy Holdings LP

Information Management Service

ING North America Insurance Corporation - US Financial Services

Ingersoll-Rand Company Limited

Ingles Markets, Incorporated

Ingram Industries, Inc.

Ingram Micro, Inc.

Inmar, Inc.

Inolex Chemical Company

INOVA Health Systems

In-Sink-Erator

Institute of Nuclear Power Operations

Integra Telecom, Inc.

Integrys Energy Group, Inc.

Intel Corporation

Intelsat Corporation

Interactive Brokers Group, Inc.

InterContinental Hotels Group Americas

Intermountain Health Care, Inc.

International Assets Holding Corporation

International Business Machines Corporation

International Electric Supply Corporation

International Flavors & Fragrances, Inc.

International Game Technology

International Paper Company

Interpublic Group of Companies, Inc.

Intertape Polymer Group

Intuit, Inc.

Invacare Corporation

Invensys Controls

Invesco PLC

Investment Company Institute iPCS, Inc.

Iron Mountain Incorporated

ISO

Isuzu Motors America, Inc.

Isuzu North America Corporation

ITC Holdings Corp

Ithaca College

Itochu International, Inc.

Itron, Inc.

ITT Corporation

ITT Industries Advanced Engineering & Sciences

ITT Systems Division

J J Keller & Associates, Inc.

J R Simplot Company

J.B. Hunt Transport Services, Inc.

J.C. Penney Company, Inc.

Jabil

Jack in the Box, Inc.

Jackson Health System

Jacobs Engineering Group, Inc.

Jacobs Technology, Inc.

Janus Capital Group

Jarden Consumer Solutions

Jarden Corporation

Jefferson County Public Schools

Jefferson Science Associates

Jefferson Wells International

Jeppesen Sanderson, Inc.

Jet Blue Airways

JM Family Enterprises, Inc.

Jo-Ann Stores, Inc.

Jockey International, Inc.

John Crane, Inc.

John Hancock Financial Services, Inc.

John Wiley & Sons, Inc.

Johns Hopkins HealthCare, LLC

Johns Hopkins Medical Services

Johnson & Johnson

Johnson Controls, Inc.

Johnson Financial Group

Johnson Outdoors, Inc.

JohnsonDiversey, Inc.

Jones Apparel Group, Inc.

Jones Lang LaSalle

Jostens, Inc.

Journal Broadcast Group, Inc.

Joy Global, Inc.

JPMorgan Chase & Co.

JR Simplot Company

Judicial Council of California

Juniper Networks, Inc.

Kaiser Foundation Health Plan, Inc.

Kaiser Permanente - Colorado Region

Kaiser Permanente - Georgia Region

Kaiser Permanente - Hawaii Region, Hospitals

Kaiser Permanente - Mid-Atlantic Region

Kaiser Permanente - Mid-Atlantic Region, Non Hospital Facilities

Kaiser Permanente - Northern California, Non Hospital Facilities

Kaiser Permanente - Northwest Region

Kaiser Permanente - Northwest Region, Non Hospital Facilities

Kaiser Permanente - Ohio Region

Kaiser Permanente - Southern California Region

Kalsec, Inc.

Kansas City Southern

Kansas Farm Bureau

Kao Brands Company

Kao Specialties Americas LLC

KAR Holdings, Inc.

KB Home

KBR, Inc.

Keihin Indiana Precision Technology

Kellogg Company

Kelly Services, Inc.

Kelsey-Seybold Clinic

Kemper Auto and Home Group

Kentucky Lottery Corporation

Kerry, Inc. US

Kewaunee Scientific Corporation

Key Energy Services, Inc.

KeyCorp

Keystone Automotive Industries

Keystone Foods Corporation

Keystone Foods, LLC

Kforce Inc.

KIK Custom Products

Kimberly-Clark Corporation

Kindred Healthcare, Inc.

Kinetic Concepts, Inc.

Kingston Technology

Kiwanis International, Inc.

KLA-Tencor Corporation

Knight, Inc.

Knowledge Learning Corporation

Kohl’s Corporation

Kohler Company

Komatsu America Corp

KONE, Inc.

Kraft Foods, Inc.

Kruger International

Kyocera America, Inc.

L L Bean, Inc.

L-3 Communications Holdings, Inc.

Lab Volt Systems

Laboratory Corporation of America

Laboratory Corporation of America Holdings

Lake Federal Bank

Lam Research Corporation

Lancaster General Hospital

Lance, Inc.

Land O’Lakes, Inc.

Landstar System, Inc.

Lansing Board of Water & Light

LANXESS Corporation US

Las Vegas Sands Corporation

La-Z-Boy Chair Company

Leap Wireless International, Inc.

Lear Corporation

Leatherman Tool Group, Inc.

Legacy Health System

Legal & General America, Inc.

Leggett & Platt, Inc.

Lehigh Valley Hospital and Health Network

Lender Processing Services, Inc.

Lennar Corporation

Lennox International, Inc.

Leprino Foods Company

Level 3 Communications, Inc.

Levi Strauss & Company

LexisNexis Group

Lexmark International, Inc.

LG Electronics USA, Inc.

Liberty Global, Inc.

Liberty Media Corporation (Interactive)

Liberty Mutual Group

LifeBridge Health

LifeMasters Supported SelfCare, Inc.

LifePoint Hospitals, Inc.

Lifetouch, Inc.

Lighthouse Computer Services

Limited Brands, Inc.

LINAK US Inc.

Lincoln Electric Holdings, Inc.

Lincoln National Corporation

Link-Belt Construction Equipment Company

Lithia Motors, Inc.

Little Lady Foods

Livingston International Inc.

Liz Claiborne, Inc.

LKQ Corporation

LL Bean, Inc.

Lloyd’s Register Americas, Inc.

Lockheed Martin Corporation

Lockton Companies

Loews Corporation

Lorillard Inc.

Los Angeles Community College District

Los Angeles Unified School District

Louisiana Legislative Auditor

Louisiana Lottery Corporation

Louisville Regional Airport Authority

Lowe’s Companies, Inc.

Lower Colorado River Authority

Loyola University Medical Center

Lozier Corporation

LSG Sky Chefs

LSI Corporation

Lubrizol Corporation

Luck Stone Corporation

Luther Midelfort-Mayo Health System

Lutron Electronics

Luxottica Retail

M&T Bank Corporation

MAAX - Hydro Swirl

MAAX - KSD

Macy’s, Inc.

Maersk, Inc.

Magellan Health Services

Magellan Midstream Holdings, LP

Mahr Federal, Inc.

Main Line Health, Inc.

Main Street America Group

Malco Products, Inc.

Malcolm Pirnie, Inc.

Manitowoc Company, Inc.

Mannatech, Inc.

Mannington Mills, Inc.

Manpower International, Inc.

Manpower, Inc.

ManTech International Corporation

Marathon Oil Corporation

Maricopa County Office of Management & Budget

Maricopa Integrated Health Systems

Markel Corporation

Market Planning Solutions, Inc.

Marriott International, Inc.

Mars North America

Marsh & McLennan Companies, Inc.

Marshall & Ilsley Corporation

Marshfield Clinic

MARTA

Martek Biosciences Corporation

Martin Marietta Materials, Inc.

Martin’s Point Health Care, Inc.

Mary Kay, Inc.

Maryland Procurement Office

Masco Corporation

Massey Energy Company

MasterCard Incorporated

Mattel, Inc.

Mattel, Inc.

Maui Jim, Inc.

Maurices Incorporated

Maxim Integrated Products, Inc.

Mayo Clinic

McCormick & Company, Incorporated

McDonald’s Corporation

MCG Health, Inc.

McKesson Corporation

McKesson Medical-Surgical

MD Anderson Cancer Center

MDU Resources Group, Inc.

Mead Westvaco Corporation

Medco Health Solutions, Inc.

Media General, Inc.

Medical College of Wisconsin

Medical Mutual of Ohio

MedPlus, Inc.

Medrad, Inc.

MedStar Health

Meeting Consultants, Inc.

Meijer, Inc.

MEMC Electronic Materials, Inc.

Memorial Health System

Memorial Healthcare System

Memorial Hermann

Memorial Sloan-Kettering Cancer Center

Mercantile Commerce Bank

Mercer University

Merck & Co., Inc.

Mercury General Corporation

Mercury Insurance Group

Merit Medical Systems

MeritCare Health System

Merrill Corporation

Metal Technologies, Inc.

Metals USA, Inc.

MetalTek International

Metavante Technologies, Inc.

Methodist Health System

Methodist Hospital

MetLife

MetroPCS Communications, Inc.

Metropolitan Life Insurance Company

Metropolitan Transit Authority

Mettler-Toledo International, Inc.

MFS Investment Management

MGIC Investment Corporation

Miami Children’s Hospital

Michael Baker Corporation

Michael Foods, Inc.

Michaels Stores, Inc.

Michelin North America, Inc.

Micron Technology, Inc.

MidAmerican Energy Company

Midwest Research Institute

Mike Albert Leasing, Inc.

Millbrook Partners

Millennium Inorganic Chemicals

Miller Coors LLC

Milliken & Company

Mills-Peninsula Health Services

Minco Products, Inc.

Mine Safety Appliances Company

Miniature Precision Components, Inc.

Minntech Corporation

Mirant Corporation

Missouri Department of Conservation

Missouri Department of Transportation

Mitsubishi International Corporation

Mitsui & Company USA, Inc.

MMS Consultants, Inc.

Modern Woodmen of America

Mohawk Industries

Mohegan Sun Casino

Molex, Inc.

Molina Healthcare, Inc.

Molson Coors Brewing Company

Moneris Solutions Corporation

MoneyGram International, Inc.

Monsanto Company

Moody’s Corporation

Moog, Inc.

Morgan Stanley

Morrison & Foerster, LLP

Mortgage Guaranty Insurance Corporation

Motion Picture Industry Pension & Health Plans (MPIPHP)

Motorists Insurance Group

Motorola, Inc.

Mount Holyoke College

MPS Group, Inc.

MSC Industrial Direct

MSCI Inc.

MTA Long Island Bus

MTD Products, Inc.

MTS Systems Corporation

Mueller Industries, Inc.

Mueller Water Products, Inc.

Munich Reinsurance America, Inc.

Murphy Oil Corporation

Mutual of Enumclaw Insurance Company

Mutual of Omaha

MWH Global, Inc.

MWI Veterinary Supply, Co

Mylan, Inc.

NACCO Industries, Inc.

Nalco Company

Nalco Holding Company

NASDAQ OMX Group, Inc.

Nash-Finch Company

National Academies

National Association of Home Builders

National Church Residences

National Fuel Gas Company

National Futures Association

National Interstate Insurance Company

National Oilwell Varco, Inc.

National Radio Astronomy Observatory

National Rural Telecommunications Cooperative

National Safety Council

National Starch

National Tobacco Company

National-Louis University

National-Oilwell Varco, Inc.

Nationwide Insurance

Nature’s Sunshine Products, Inc.

Nautilus, Inc.

Navarre Corporation

Navigant Consulting, Inc.

Navistar International Corporation

Navy Exchange Service Command (NEXCOM)

Navy Federal Credit Union

NBTY, Inc.

NCCI Holdings, Inc.

NCH Corporation

NCI Building Systems, Inc.

NCMIC Group, Inc.

NCR Corporation

Nebraska Public Power District

Nelnet, Inc.

Nestle USA, Inc.

NetApp, Inc.

New Hanover Regional Medical Center

New Jersey Resources Corporation

New York Hotel Trades Council

New York ISO

New York Life Insurance Company

Newell Rubbermaid, Inc.

Newfield Exploration Company

Newly Weds Foods

Newmont Mining Corporation

NewPage Group Inc.

NewPage Holding Corporation

NewYork Presbyterian Healthcare System

Nexen Petroleum USA, Inc.

Nicor Gas

Nicor, Inc.

NII Holdings, Inc.

Nike, Inc.

NiSource, Inc.

Nissan North America

Nissin Foods (USA) Co., Inc.

NJM Insurance Group

Noble Corporation

Noble Energy, Inc.

Norcal Waste Systems, Inc.

Nordson Corporation

Nordstrom, Inc.

Nordstrom, Inc. - Nordstrom fsb

Norfolk Southern Corporation

North American Hoganas Inc.

North Carolina Baptist Hospital

North Memorial Health Care

North Texas Tollway Authority

Northeast Georgia Health System, Inc.

Northeast Utilities System

Northern Arizona University

Northern Trust Corporation

Northrop Grumman Corporation

NorthShore University HealthSystem

Northwest Community Healthcare

Northwestern Mutual

Northwestern Mutual Life Insurance

Northwestern University

Norton Health Care

Novant Health, Inc.

Novartis US

Novo Nordisk Inc.

NRUCFC

NSK Corporation

NSTAR

NTK Holdings, Inc.

Nucor Corporation

Nustar Energy LP

Nutricia North America

NV Energy, Inc.

NVIDIA Corporation

NVR, Inc.

NYSE Euronext

NYU Langone Medical Center

O’Reilly Automotive, Inc.

Oakland County Government

Oakwood Healthcare, Inc.

Occidental Petroleum Corporation

Oce Business Services

Ocean Spray Cranberries, Inc.

Oceaneering International

Office Depot, Inc.

OfficeMax Incorporated

OGE Energy Corporation

Oglethorpe Power Corporation

Ohio Police and Fire Pension Fund

Ohio Public Employees Retirement System

Ohio State University

Ohio State University Medical Center

OhioHealth

Oil States Industries, Inc.- Arlington

Oil States International, Inc.

Oil-Dri Corporation of America

Old Dominion Electric Cooperative

Old Dominion University Research Foundation

Old National Bancorp

Old Republic International Corporation

Olin Corporation

OM Group, Inc.

Omnicare, Inc.

Omnicom Group, Inc.

Omya Industries

ON Semiconductor Corporation

Oncology Nursing Society

Oncor Electric Delivery

OneBeacon Insurance

ONEOK, Inc.

OnePoint Patient Care

Opus Corporation

Orange County Government

Orange County’s Credit Union

Orbital Science Corporation

Orbital Sciences

Oregon State Lottery

Orica USA Inc.

Oriental Trading Company

Orrick, Herrington & Sutcliffe, LLP

OSG Tap & Die, Inc.

Oshkosh Corporation

OSI Industries, LLC

Otter Tail Corporation

Owens & Minor, Inc.

Owens Corning

Owens-Illinois, Inc.

Oxford Industries

PACCAR, Inc.

Pacer International, Inc.

Pacific Life Insurance Company

Pacific Northwest National Laboratory

PacifiCorp

Packaging Corporation of America

Pactiv Corporation

Pall Corporation

Palmetto Health

Palos Community Hospital

Panduit Corporation

Panera LLC

Papa John’s International, Inc.

Parkland Health & Hospital System

Parkview Health

Parsons Brinckerhoff

Parsons Corporation

Partner Reinsurance Company of the US

Patterson Companies, Inc.

Patterson-UTI Energy, Inc.

Paychex, Inc.

PBS

PC Connection, Inc.

Peabody Energy Corporation

Pearson Education

Penn National Gaming, Inc.

Penn State Hershey Medical Center

Penske Automotive Group, Inc.

Pentair, Inc.

Pepco Holdings, Inc.

PepsiAmericas, Inc.

PepsiCo, Inc.

Performance Food Group

Perini Corporation

PerkinElmer, Inc.

Perot Systems Corporation

Perrigo Company

PETCO Animal Supplies, Inc.

PetSmart, Inc.

Pfizer, Inc.

PG&E Corporation

PGT Industries

Phacil, Inc.

Pharmaceutical Product Development, Inc.

Pharmavite, LLC

PharMerica Corporation

PHH Arval

PHH Corporation

PHI, Inc.

Philip Morris International, Inc.

Phillips-Van Heusen Corporation

Physiotherapy Associates

Piedmont Natural Gas Company, Inc.

Pier 1 Imports, Inc.

Pinnacle West Capital Corporation

Pioneer Electronics (USA), Inc.

Pioneer Hi-Bred International

Pioneer Natural Resources

Pioneer Natural Resources USA, Inc.

Piper Jaffray Companies

Pitney Bowes, Inc.

Plains All American Pipeline LP

Plains Exploration & Production Company

Plexus Corporation

Plum Creek Timber Company, Inc.

Plymouth Tube

PM Company

PNM Resources, Inc.

Polaris Industries, Inc.

PolyOne Corporation

Pool Corporation

Popular, Inc.

Port Authority of Allegheny County

Port Authority of New York & New Jersey

Port of Portland

Port of Seattle

Portland General Electric Company

Powerwave Technologies, Inc.

PPG Industries, Inc.

PPL Corporation

Praxair, Inc.

Preformed Line Products Company

Premera Blue Cross

Premier, Inc.

Pressure Chemical Co

Price Chopper/Golub Corporationpriceline.com Incorporated

Pride International, Inc.

Prime Therapeutics LLC

Prince William Health System

Principal Financial Group, Inc.

Priority Health

Pro Staff

ProBuild Holdings, Inc.

Progress Energy, Inc.

Project Management Institute

ProLogis

Protection One Alarm Monitoring, Inc.

Protective Life Corporation

Providence Health & Services

Providence Health System in Oregon

Prudential Financial, Inc.

PSC

Psychiatric Solutions, Inc.

Public Company Accounting Oversight Board

Public Service Enterprise Group, Inc.

Public Storage

Public Utility District #1 of Chelan County

Publix Super Markets, Inc.

Puget Energy, Inc.

Puget Sound Energy

Pulte Homes, Inc.

QBE Regional Insurance

Qdoba Restaurant Corporation

QinetiQ North America

QTI Human Resources

Qualcomm, Inc.

Quality Bicycle Products

Quanta Services, Inc.

Quest Diagnostics, Inc.

Questar Corporation

Quiksilver, Inc.

Quintiles

Quorum Health Resources

QVC, Inc.

Qwest Communications International, Inc.

R H Donnelly

R L I Insurance Company

R L Polk & Company

Rackspace

Radian Group, Inc.

Radio One

Radio Shack Corporation

Ralcorp Holdings, Inc.

Raley’s

Random House, Inc.

Raymond James Financial, Inc.

Raytheon Company

RBC Bank

RBC Wealth Management

Reading Hospital & Medical Center

Realogy Corporation

Reckitt Benckiser, Inc.

Recreational Equipment, Inc.

Redcats USA

Regal Entertainment Group

Regal-Beloit Corporation

Regency Centers Corporation

Regions Financial Corporation

Reichhold, Inc.

Reinsurance Group of America Inc.

Reliance Steel & Aluminum

Reliant Energy

Remington Arms Company, Inc.

Remy International, Inc.

Renaissance Learning, Inc.

Rent-A-Center, Inc.

Republic Services, Inc.

Republic Underwriters Insurance Company

Rewards Network

Rexam Beverage Can North America

Rexel, Inc.

Reynolds American, Inc.

RH Donnelley Corporation

RiceTec, Inc.

Rich Products Corporation

Richco

Ricoh Electronics, Inc.

Rio Tinto plc US

Rite Aid Corporation

Rite-Hite Corporation

Riviana Foods, Inc.

RLI Insurance Company

Robert Half International, Inc.

Robins, Kaplan, Miller & Ciresi, LLP

Roche Diagnostics

Rock-Tenn Company

Rockwell Automation, Inc.

Rockwell Collins, Inc.

Rockwood Holdings, Inc.

Rollins, Inc.

Roper Industries, Inc.

Roper St Francis Healthcare

Rosetta Stone, Inc.

Ross Stores, Inc.

Roundy’s, Inc.

Roundy’s Supermarkets, Inc.

Rowan Companies, Inc.

RR Donnelley & Sons

RREEF

RSC Holdings, Inc.

RSM McGladrey

Ruddick Corporation

Rutgers University

Ryder Systems, Inc.

S&C Electric Company

S&C Electric Company

Sabre Holdings Corporation

SAC Federal Credit Union

Safety-Kleen Systems, Inc.

Safeway, Inc.

Safilo USA

Safran USA

Sage North America

Sage Software

SAIC, Inc.

SAIF Corporation

Saint Agnes Medical Center

Saint Luke’s Health System

Saint Raphael Healthcare System

Saint Vincent Catholic Medical Centers

Saks Incorporated

Sakura Finetek USA, Inc.

Salk Institute

Sally Beauty Company

Salt River Project

Samson Investment Company

Samuel Roberts Noble Foundation

San Antonio Federal Credit Union

San Antonio Water System

San Manuel Band of Mission Indians

Sanderson Farms, Inc.

SanDisk Corporation

Sandoz, Inc.

Sanmina-SCI Corporationsanofi pasteur

Sanofi-Aventis US

Sara Lee Corp

Sargent Fletcher, Inc.

SAS Institute, Inc.

Sauer-Danfoss, Inc.

Savannah River Nuclear Solutions, LLC

SavaSeniorCare Administrative Services

SavaSeniorCare, LLC

SBA Network Services, Inc.

SCANA Corporation

ScanSource, Inc.

Schaumburg Township District Library

Schering-Plough Corporation

Schlumberger Limited

Schneider Electric

Schneider Electric North America

Schneider National, Inc.

Schnitzer Steel Industries, Inc.

Scholle Corporation

Schott Solar, Inc.

Schreiber Foods, Inc.

Schwan Food Company

Scott & White

Scottrade, Inc.

Scripps Networks Interactive, Inc.

SCS Engineers

Sea Star Line, LLC

Seaboard Corporation

Sealed Air Corporation

Sealy, Inc.

Sears Holdings Corporation

Seco Tools, Inc.

Securian Financial Group

Securitas Security Services, USA

Security Finance Corporation of Spartanburg

Securus Technologies, Inc.

Selective Insurance Company of America

Self Regional Healthcare

SEMCO Energy

Sempra Energy

Senco Products, Inc.

Sensata Technologies, Inc.

Sentara Healthcare

Sentry Group

Serco, Inc.

Service Corporation International

Seventh Generation

Shands HealthCare

Sharp Electronics Corporation

Sharp HealthCare

Shearman & Sterling LLP

Sherwin-Williams Company

Shook, Hardy & Bacon, LLP

Sidley Austin, LLP

Siemens AG US

Sigma Aldrich

Silgan Holdings, Inc.

Simon Property Group, Inc.

Simpson Housing LLLP

Sinclair Broadcast Group, Inc.

Sirius Computer Solutions, Ltd.

SJE-Rhombus

SkyWest, Inc.

SLM Corporation

SMDC Health System

Smith International, Inc.

SMSC Gaming Enterprises

Smurfit-Stone Container Corporation

Snap-on Incorporated

Society Insurance

Society of Manufacturing Engineers

Sodexo USA

Softchoice Corp

Solo Cup Company

Solutia Inc.

Somerset Medical Center

Sonic Automotive, Inc.

Sonoco Products Company

South Jersey Gas Company

Southeastern Freight Lines

Southern Company

Southern Farm Bureau Life Insurance

Southern Poverty Law Center

Southern States Cooperative

Southern Union Company

Southwest Airlines

Southwest Gas Corporation

Southwestern Energy Company

Sovereign Bank

Space Telescope Science Institute

Sparrow Health System

Spectra Energy Corporation

Spectrum Brands, Inc.

Spectrum Health - Downtown

Spectrum Health System

Spherion Corporation

Springs Global US, Inc.

Springs Window Fashions Division

Sprint Nextel Corporation

SPX Corporation

SRA International

SSM Health Care St Louis

St Elizabeth Health System

St Joseph Health System

St Jude Children’s Research Hospital

St Luke’s Episcopal Health System

St Vincent Health

St. Cloud Hospital

St. Jude Medical, Inc.

St. Louis County Government

St. Mary’s at Amsterdam

Stamats Communications, Inc.

Stamford Hospital

Stampin’ Up!

StanCorp Financial Group

Standard Aero Limited

Standard Motor Products, Inc.

Standard Pacific Homes

Stanford University

Stanford University Medical Center

Stantec Inc.

Staples, Inc.

Starbucks

StarTek

Starwood Hotels & Resorts Worldwide, Inc.

Starwood Vacation Ownership

State Corporation Commission

State Employee Credit Union

State Farm Insurance

State of Indiana

State of Minnesota

State of North Carolina

State Personnel Administration

State Personnel Administration

State Street Corporation

State Teachers Retirement System of Ohio

Stater Bros. Holdings, Inc.

Steel Dynamics, Inc.

Steelcase, Inc.

Stepan Company

Stericycle, Inc.

Sterilite Corporation

STERIS

Sterling Bank

STG, Inc.

Stinger Ghaffarian Technologies

Stonyfield Farm, Inc.

Storck USA LP

Straumann USA

Structural Associates, Inc.

Stryker Corporation

Subaru of Indiana Automotive, Inc.

Suburban Propane Partners, LP

Subway Franchisee Advertising Fund Trust

Sulzer Pumps US, Inc.

Summa Health System

Sun Healthcare Group, Inc.

Sun Life Financial (US)

Sundt Companies

SunGard Data Systems, Inc.

Sunoco, Inc.

Sunrise Hospital and Medical Center

Sunrise Medical Inc.

Sunrise Senior Living, Inc.

SunTrust Banks, Inc.

Superior Energy Services, Inc.

Superior Essex, Inc.

SUPERVALU, Inc.

SureWest Communications Company

Susser Holdings Corporation

Sutter Health

Swedish Health Services

Swedish Match North America

Sykes Enterprises

Symcor

Symetra Financial

Syniverse Technologies

SYNNEX Corporation

Synovate

Synovus Financial Corporation

Synthes

Sypris Solutions, Inc.

SYSCO Corporation

Systemax, Inc.

T. Rowe Price Group, Inc.

Targa Resources, Inc.

Target Corporation

Tastefully Simple

Taubman Centers, Inc.

Tax Analysts

Taylor Corporation

TD Ameritrade Holding Corporation

TDS Telecom

Tech Data Corporation

Technology Credit Union

TECO Energy, Inc.

Tecolote Research, Inc.

Teknion LLC

Teleca US

Tele-Consultants, Inc.

Teledyne Technologies Incorporated

Teleflex

Telephone & Data Systems, Inc.

Telerx Marketing, Inc.

Teletech

TeleTech Holdings, Inc.

Tellabs

Temple-Inland, Inc.

Tenaris, Inc. USA

Tenet Healthcare Corporation

Tenneco, Inc.

Teradata Corporation

Terex Corporation

Tesoro Corporation

Texas Children’s Hospital

Texas County & District Retirement System

Texas Industries, Inc.

Texas Instruments Incorporated

Texas Mutual Insurance Company

Textainer

Textron, Inc.

The Actors Fund of America

The AES Corporation

The Allstate Corporation

The AmeriHealth Mercy Family of Companies

The Andersons, Inc.

The Antioch Company

The Arizona Republic

The Auto Club Group

The Bank of New York Mellon Corporation

The Black & Decker Corporation

The Boeing Company

The Bon-Ton Stores, Inc.

The Brink’s Company

The Bureau of National Affairs, Inc.

The Capital Group Companies

The Carson Companies

The Casey Group

The Charles Schwab Corporation

The Children’s Hospital of Philadelphia

The Children’s Mercy Hospital

The Chubb Corporation

The Clorox Company

The Coca-Cola Company

The Colman Group, Inc.

The Community Preservation Corporation

The Country Vintner

The Dannon Company, Inc.

The Decurion Corporation

The DIRECTV Group, Inc.

The Dow Chemical Company

The Dun & Bradstreet Corporation

The E W Scripps Company

The Employers Association

The Estee Lauder Companies, Inc.

The First American Corporation

The Florida Aquarium, Inc.

The Ford Foundation

The Frost National Bank

The Gap, Inc.

The Goodyear Tire & Rubber Company

The Great Atlantic & Pacific Tea Company

The Guardian Life Insurance Company of America

The Hanover Insurance Group, Inc.

The Hershey Company

The Hertz Corporation

The Home Depot, Inc.

The Irvine Company

The Johns Hopkins Hospital

The Johns Hopkins University

The Joint Commission

The Kroger Company

The Laclede Group, Inc.

The Mark Travel Corporation

The McClatchy Company

The McGraw-Hill Companies, Inc.

The Methodist Health Care Corporation

The Methodist Hospital System

The Midland Company

The MITRE Corporation

The New York Times Company

The Nielsen Company

The NORDAM Group

The Options Clearing Corporation

The Pampered Chef

The Pantry, Inc.

The Pennsylvania State University - Penn State Hershey Medical Center

The Pep Boys - Manny, Moe & Jack

The Pepsi Bottling Group, Inc.

The Phoenix Companies, Inc.

The Planet Internet Services

The PNC Financial Services Group, Inc.

The Progressive Corporation

The Raymond Corporation

The Reader’s Digest Association, Inc.

The Regence Group

The Ryland Group, Inc.

The Schwan Food Company

The Scotts Miracle-Gro Company

The ServiceMaster Company

The Shaw Group, Inc.

The Sherwin-Williams Company

The Southern Company

The Sports Authority

The Stanley Works

The Sundt Companies, Inc.

The Supreme Court of Ohio

The Taubman Company

The Timken Company

The TJX Companies, Inc.

The Toro Company

The Travelers Companies, Inc.

The Turner Corporation

The University of Chicago

The University of Chicago Medical Center

The University of Kansas Hospital

The University of Texas System

The Valspar Corporation

The Vanguard Group, Inc.

The Walt Disney Company

The Warnaco Group, Inc.

The Washington Post - The Washington Post Newspaper

The Washington Post Company

The WC Bradley Co

The Weather Channel

The Weitz Company, LLC

The Western Pennsylvania Hospital

The Wilder Foundation

The Wornick Company

The Yankee Candle Company, Inc.

Thermo Fisher Scientific, Inc.

Thomas & Betts Corporation

Thomas Jefferson University Hospital

Thomson, Inc.

Thor Industries, Inc.

Thrivent Financial for Lutherans

TIAA-CREF

TideWell Hospice & Palliative Care

Tiffany & Company

Time Warner Cable

Time Warner, Inc.

TIMET

TJX Companies, Inc.

TM GE Automation Systems, LLC

TNT Express

Toll Brothers, Inc.

Toray Composites (America), Inc.

Toray Industries

Torchmark Corporation

Total Mechanical, Inc.

Toys R Us, Inc.

Tractor Supply Company

TransUnion

Travel Guard - AIG

TravelCenters of America LLC

Travis County

Treasure Island Resort & Casino

Tredegar Industries, Inc.

Tribune Company

Tri-Met

Trinity Consultants, Inc.

Trinity Health

Trinity Industries, Inc.

TriWest Healthcare Alliance

True Value Company

TRW Automotive Holdings Corporation

TSYS

TSYS Core

Tufts Health Plan

Tupperware Corporation

Turner Broadcasting System, Inc.

Tween Brands, Inc.

Tyco Electronics

Tyco International

Tyson Foods, Inc.

U.S. Bancorp

UAL Corporation

UGI Corporation

UMB Bank NA

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Weil, Gotshal & Manges, LLP

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14475 MANTECH INTERNATIONAL CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 12, 2010 (This Proxy is solicited by the Board of Directors of the Company) The undersigned Stockholder of ManTech International Corporation hereby appoints George J. Pedersen and Jeffrey S. Brown, or either of them, his/her true and lawful agents and proxies, each with full power of substitution, to represent and to vote as specified in this proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if present in person at the Annual Meeting of Stockholders of ManTech International Corporation to be held at Hyatt Fair Lakes, 12777 Fair Lakes Circle, Fairfax, Virginia 22033, on Wednesday, May 12, 2010 at 11:00 a.m. (EDT). WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED “FOR ALL NOMINEES” WITH RESPECT TO THE ELECTION OF DIRECTORS IN PROPOSAL 1 AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP IN PROPOSAL 2, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF MANTECH INTERNATIONAL CORPORATION May 12, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.mantech.com/IR/SEC-Proxy.asp Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please. detach and mail in the envelope provided 21030000000000000000 0 051210 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Proposal 1 - Election of Directors: NOMINEES: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) George J. Pedersen O Richard L. Armitage O Mary K. Bush O Barry G. Campbell O Walter R. Fatzinger, Jr. O David E. Jeremiah O Richard J. Kerr O Kenneth A. Minihan O Stephen W. Porter O Lawrence B. Prior, III FOR AGAINST ABSTAIN 2. Proposal 2 - Ratify the of appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2010. 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, in which Proposals 1 and 2 are fully explained. PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.